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Federated Growth Strategies Fund

14TH SEMI-ANNUAL REPORT
APRIL 30, 1998

ESTABLISHED 1984

PRESIDENT'S MESSAGE

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Dear Shareholder:

Federated Growth Strategies Fund was created in 1984, and I am pleased to present its 14th Semi-Annual Report. This report covers the first half of the fund's fiscal year which is the six-month period from November 1, 1997 through April 30, 1998. It begins with a discussion with the fund's portfolio manager Jim E. Grefenstette, Vice President of Federated Management. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing long-term investment performance. Second is a complete listing of the fund's stock holdings. Third is the publications of the fund's financial statements.

Federated Growth Strategies Fund is managed to pursue long-term growth through a highly diversified portfolio of mid- and large- capitalization stocks selected for their strong price and earnings momentum. The fund's portfolio includes common stocks representing the 12 industry sectors with many familiar names that you will recognize immediately: General Electric, Travelers Group, and Merck, to name a few.

The fund weathered a difficult fourth quarter of 1997 when the market reacted negatively to Asian market difficulties. The fund subsequently participated in the market rally during the first quarter of 1998 and outpaced the average growth fund from the beginning of the year through April 30, 1998. The fund's returns were primarily the result of price appreciation of the securities in the fund's portfolio. Individual share class total return performance, including capital appreciation, income dividends, and realized gains follows.*

                  TOTAL             CAPITAL           NET ASSET
                 RETURN   INCOME     GAINS          VALUE CHANGE
 Class A Shares  13.19%   $0.00     $6.39    $31.54 to $28.38 = (10%)
 Class B Shares  12.86%   $0.00     $6.39    $31.02 to $27.70 = (10%)
 Class C Shares  12.87%   $0.00     $6.39    $31.16 to $27.86 = (10%)

* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 6.95%, 6.67%, and 11.73%, respectively.

Over time, you can easily increase your opportunity to participate in the growth of American companies by reinvesting your dividends and capital gains automatically in additional fund shares. You can also add to your account on a regular basis through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. Buying shares regularly, (i.e. monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices.+ You can contact your investment representative or Federated Securities Corp. for more information.

Thank you for selecting Federated Growth Strategies Fund to pursue your long-term financial goals. We welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW

[Graphic]
Jim E. Grefenstette, CFA
Vice President
Federated Management

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WHAT IS YOUR APPRAISAL OF THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH WAS
BOTH REWARDING AND VOLATILE?

The tone for late 1997 was set during the last two weeks of October, when the markets suddenly realized that near-term economic growth in the southeast Asian countries was more problematic than certain. This led to a dramatic downward revaluation of the affected countries' currencies and capital markets. The impact on the U.S. stock market, aside from a terrific one-day thumping, was that there was material uncertainty with regard to how fast U.S. companies could grow earnings over the next year or two. This doubt was caused by fears that U.S. exports to Asia would likely slow (thanks to moderating local demands and a stronger dollar), and that cheaper Asian imports to the U.S. would threaten domestically produced goods.

The result of the Asian transformation from hero to goat was that investors began to pay premiums for securities that offered stability and to demand discounts for those that entailed higher risk. The Standard & Poor's ("S&P") 500 Index (large cap stocks) returned 2.9% for the quarter, while the S&P 600 Small Cap Index (small cap stocks) lost 3.1% and the NASDAQ Composite (a range of caps dominated by large technology stocks) lost 6.8%.*

Federated Growth Strategies Fund felt the effects of the changes in market sentiment. We left the third quarter of 1997 with the wind in our sails, benefiting from the trend of moderating domestic economic growth favoring smaller growth stocks. The Asian turmoil, however, as mentioned above, caused investors to rapidly migrate toward the stability of larger stocks.

* The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 600 Small Cap Index is a capitalization weighted index that measures the performance of selected U.S. stocks with a small market capitalization. NASDAQ Composite is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities. These indices are unmanaged, and investments cannot be made in an index.

After that fretful fourth quarter, we returned to business as usual in the first quarter of 1998. The rally was broad as the S&P 500 Index returned 13.9%, the S&P 600 Small Cap Index was up 11.1%, and the NASDAQ Composite gained 17.3%. Federated Growth Strategies Fund performed in line with the market in 1998, as Class A, B, and C Shares recorded total returns of 14.49%, 14.27%, and 14.27%, respectively, for the period from January 1, 1998 to April 30, 1998.** These year-to-date returns were comparable to the 14.27% return of the average growth fund tracked by the Lipper Growth Funds Average.+

[Graphic]

WHAT IS YOUR OUTLOOK ON ASIA'S POTENTIAL IMPACT ON THE MARKET?

Concerns of a meltdown in Asia resulting in a decline in global Gross Domestic Product ("GDP"), global excess capacity, reduced U.S. exports, and intense pricing pressures have been eased considerably. Asia, including Japan, represents 30% of U.S. exports, but only 3% of domestic GDP. Because the region is a large source of imports, lower import prices should benefit the economy by further reducing inflation and our multi-national companies with lower sourced material costs. While we think it is appropriate for the market to recognize this, it should also be noted that U.S. exports, along with business fixed investment, have been the greatest contributors to GDP growth in the U.S.

[Graphic]

HOW DID FEDERATED GROWTH STRATEGIES FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1998 COMPARED TO THE LIPPER GROWTH FUNDS AVERAGE?

The fund's six-month total returns for Class A, B, and C Shares were 13.19%, 12.86%, and 12.87%, respectively, based on net asset value.** These returns lagged the 17.31% return of the fund's peer group, the Lipper Growth Funds Average.

** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period from January 1, 1998 to April 30, 1998, based on offering price for Class A, B, and C Shares were 8.20%, 8.79%, and 13.29%, respectively. Total returns for the six-month reporting period ended April 30, 1998, based on offering price for Class A, B, and C Shares were 6.95%, 6.67%, and 11.73%, respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

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WHAT ARE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?

Our recent purchases include the following:

ADVANCED FIBRE COMMUNICATIONS (1.36% of portfolio): Advanced Fibre designs and sells one of the most flexible and saleable next generation digital loop carrier systems on the market. The company is well positioned to benefit from the prevailing trends in the carrier equipment industry.

CHANCELLOR MEDIA (0.58% of portfolio): This is the largest pure-play public radio company and the second largest overall with 99 stations in the 21 largest U.S. markets. Its stations are well positioned for growth due to steady ratings gains and a rising national advertising presence.

EMC CORP. (0.92% of portfolio): A leading manufacturer of enterprise-scale data storage devices, EMC is enjoying growth as networks increase in number and grow in size. The company should continue to benefit from the shift from mainframes to servers, a trend that should last for years to come.

FAIRFIELD COMMUNITIES (0.71% of portfolio): Fairfield is a leading vacation ownership sales company with innovative product development and marketing. Vacation ownership should grow as Baby Boomers mature and experience improved disposable income. Fairfield has the potential to grow earnings 25%-30% per year by consolidating a fragmented industry of small operators.

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HOW HAS THE MARKET INFLUENCED THE FUND'S SECTOR WEIGHTINGS?

We still think it will take at least several quarters to work through the Asian situation, and that it will put pressure on industrial commodity companies. So, despite the respectable performance of basic industry and producer manufacturing stocks, we continue to underweight these groups, as well as the energy sector.

Our domestic economy remained healthy, as strong employment trends and wage growth invigorated American consumers to spend more money on automobiles, housing, and retail goods. This has led to strong performance by the consumer durable manufacturers and retail sector. We brought our durables sector position up closer to market weight to take advantage of the healthy consumer trend, but remain selective. We have reduced our retail exposure closer to market weight with the strong performance of this group. We expect this environment to also benefit the services sector, to which we have been aggressively increasing our exposure.

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WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF APRIL 30, 1998, AND WHAT WERE THE
INDUSTRY WEIGHTINGS?

                                                            PERCENTAGE OF
 NAME                                                         NET ASSETS
 Advanced Fibre Communications                                  1.3%
 Lucent Technologies, Inc.                                      1.2%
 Tellabs, Inc.                                                  1.2%
 Pfizer, Inc.                                                   1.1%
 MBNA Corp.                                                     1.1%
 Equitable Companies, Inc.                                      1.1%
 Dollar Tree Stores Inc.                                        1.1%
 Schering Plough Corp.                                          1.1%
 Warner-Lambert Co.                                             1.1%
 Conseco, Inc.                                                  1.0%
 TOTAL                                                         11.3%

                                      PERCENTAGE OF       PERCENTAGE OF
 SECTOR                                 NET ASSETS        S&P 500 INDEX
 Technology                                20.8%               15.2%
 Finance                                   16.0%               16.0%
 Health Care                               12.8%               11.4%
 Consumer Non-Durables                     10.9%               11.0%
 Energy/Minerals                            7.3%                9.1%
 Services                                   5.3%                5.1%
 Utilities                                  5.6%                9.5%
 Retail Trade                               5.2%                4.8%
 Producer Manufacturing                     4.1%                7.7%
 Consumer Durables                          3.6%                3.4%
 Basic Industry                             2.5%                5.4%
 Transportation                             1.2%                1.4%
 Other                                      3.3%                0.0%

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AS WE APPROACH MID-YEAR, WHAT IS YOUR OVERALL OUTLOOK FOR THE MARKET?

The market is not cheap, but based on interest rates, it is not overly expensive. If inflation stays around 2%, it is fairly valued, and the market is discounting a decline in interest rates. We think a decline in rates is reasonable based on decelerating growth of consumer credit, slower industrial capacity growth, and the federal government's budget moving from deficit to surplus, combined with problems abroad and lower international interest rates. With top-down strategists' earnings expectations still well below bottom-up analysts estimates, we think earnings are a bigger risk than valuations. Such an environment should continue to put a premium on the reliability of earnings growth and result in a strong bid for growth stocks.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED GROWTH STRATEGIES FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $14,000 IN THE CLASS A SHARES OF FEDERATED GROWTH STRATEGIES FUND ON 8/23/84, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $120,717 ON 4/30/98. YOU WOULD HAVE EARNED A 17.05%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 38.45%, 17.16%, and 15.43%, respectively. Class B Shares' 1-year and since inception (8/16/95) total returns were 38.41% and 25.78%, respectively. Class C Shares' 1-year and since inception (8/16/95) total returns were 44.45% and 27.83%, respectively.**

"Graphic representation "B1" omitted.  See Appendix."

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total returns stated take into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED GROWTH STRATEGIES FUND

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 13 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $48,975.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Growth Strategies Fund on 8/23/84, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $14,000, but your account would have reached a total value of $48,975* by 4/30/98. You would have earned an average annual total return of 16.19%.

A practical investment plan helps you pursue long-term performance from growth oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work!

"Graphic representation "B2" omitted.  See Appendix."

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED GROWTH STRATEGIES FUND
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan have been planning for the college education of their child. On April 30, 1988, they invested $5,000 in the Class A Shares of Federated Growth Strategies Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $92,936. This represents a 16.42% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

"Graphic representation "B3" omitted.  See Appendix."

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED GROWTH STRATEGIES FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)

   SHARES                                                                       VALUE
 COMMON STOCKS -- 95.3%
                         BASIC INDUSTRY -- 2.5%
                  23,000 Goodrich (B.F.) Co.                               $    1,237,688
                  62,100 Monsanto Co.                                           3,283,538
                 165,200 (a) Royal Group Technologies Ltd.                      5,131,525
                  59,000 Southdown, Inc.                                        4,174,250
                  52,500 Texas Industries, Inc.                                 3,382,969
                             Total                                             17,209,970
                         CONSUMER DURABLES -- 3.6%
                 130,000 Centex Corp.                                           4,517,500
                 208,600 (a)Fairfield Communities, Inc.                         4,876,025
                 225,500 (a)Furniture Brands International, Inc.                6,624,063
                 153,600 (a)Gentex Corp.                                        5,184,000
                 117,400 Oakwood Homes Corp.                                    3,309,213
                             Total                                             24,510,801
                         CONSUMER NON-DURABLES -- 10.9%
                  92,200 American International Pasta Co.                       2,766,000
                  38,200 Clorox Co.                                             3,204,025
                  67,800 Coca-Cola Co.                                          5,144,325
                  53,000 Colgate-Palmolive Co.                                  4,753,438
                  44,000 Gillette Co.                                           5,079,250
                 115,100 (a)Jones Apparel Group, Inc.                           6,884,419
                 106,900 (a)Keebler Foods Co.                                   3,046,650
                  87,600 Procter & Gamble Co.                                   7,199,625
                  75,300 Quaker Oats Co.                                        3,915,600
                 116,200 RJR Nabisco Holdings Corp.                             3,231,813
                 182,600 (a)Smithfield Foods, Inc.                              5,546,475
                  87,800 St. John Knits, Inc.                                   3,918,075
                  95,900 (a)Tommy Hilfiger Corp.                                5,849,900

FEDERATED GROWTH STRATEGIES FUND

   SHARES                                                                       VALUE
 COMMON STOCKS -- CONTINUED
                         CONSUMER NON-DURABLES -- CONTINUED
                 112,000 Universal Corp.                                   $    4,193,000
                 126,900 Wolverine World Wide, Inc.                             3,664,238
                  62,300 Wrigley (Wm.), Jr. Co.                                 5,544,700
                             Total                                             73,941,533
                         ENERGY/MINERALS -- 7.3%
                 192,400 (a)BJ Services Co.                                     7,215,000
                  38,800 Baker Hughes, Inc.                                     1,571,400
                  90,800 (a)Cooper Cameron Corp.                                6,032,525
                  93,800 Diamond Offshore Drilling, Inc.                        4,748,625
                 109,600 ENSCO International, Inc.                              3,096,200
                 171,100 (a)Friede Goldman International, Inc.                  6,886,775
                 247,800 (a)Global Industries Ltd.                              5,621,963
                 210,700 (a)Global Marine, Inc.                                 4,964,619
                  87,900 Tosco Corp.                                            3,131,438
                 199,800 (a)Varco International, Inc.                           6,143,850
                             Total                                             49,412,395
                         FINANCE -- 16.0%
                  77,500 Ahmanson (H.F.) & Co.                                  5,909,375
                  61,800 Allstate Corp.                                         5,948,250
                  39,400 American International Group, Inc.                     5,183,563
                  52,800 Bank of New York Co., Inc.                             3,118,500
                  62,600 BankAmerica Corp.                                      5,321,000
                 223,500 (a)Catellus Development Corp.                          3,981,094
                 149,900 Conseco, Inc.                                          7,438,788
                 108,000 (a)E*Trade Group, Inc.                                 2,693,250
                 126,100 Equitable Cos., Inc.                                   7,739,388
                 184,600 Frontier Insurance Group, Inc.                         4,891,900
                 129,500 (a)Golden State Bancorp, Inc.                          5,050,500

FEDERATED GROWTH STRATEGIES FUND

   SHARES                                                                       VALUE
COMMON STOCKS -- CONTINUED
                         FINANCE -- CONTINUED
                 232,387 MBNA Corp.                                        $    7,872,110
                  87,800 Mellon Bank Corp.                                      6,321,600
                  77,400 Merrill Lynch & Co., Inc.                              6,791,850
                  93,605 Morgan Stanley, Dean Witter & Co.                      7,383,094
                 113,400 Old Republic International Corp.                       5,131,350
                  60,900 Providian Financial Corp.                              3,665,419
                 116,550 Raymond James Financial, Inc.                          3,795,159
                 106,800 Torchmark Corp.                                        4,759,275
                  88,300 Travelers Group, Inc.                                  5,402,856
                             Total                                            108,398,321
                         HEALTH CARE -- 12.8%
                  58,500 (a)Centocor, Inc.                                      2,467,969
                  79,700 (a)Dura Pharmaceuticals, Inc.                          2,112,050
                  74,300 Guidant Corp.                                          4,968,813
                  93,100 HBO & Co.                                              5,568,544
                 163,200 (a)Healthsouth Corp.                                   4,926,600
                  50,900 Johnson & Johnson                                      3,632,988
                  85,900 Lilly (Eli) & Co.                                      5,975,419
                  52,100 Merck & Co., Inc.                                      6,278,050
                 243,300 (a)PSS World Medical, Inc.                             5,459,044
                  69,900 Pfizer, Inc.                                           7,955,494
                 414,800 (a)PharMerica, Inc.                                    5,755,350
                  96,600 (a)Quintiles Transnational Corp.                       4,781,700
                  93,800 Schering Plough Corp.                                  7,515,725
                 112,700 Smithkline Beecham Corp., ADR                          6,712,694
                  96,300 (a)Universal Health Services, Inc., Class B            5,543,269
                  39,500 Warner-Lambert Co.                                     7,472,906
                             Total                                             87,126,615

FEDERATED GROWTH STRATEGIES FUND

   SHARES                                                                       VALUE
COMMON STOCKS -- CONTINUED
                         PRODUCER MANUFACTURING -- 4.1%
                 105,000 (a)Chicago Miniature Lamp, Inc.                     $  4,029,375
                  97,700 (a)EVI, Inc.                                           5,202,525
                  39,600 General Electric Co.                                   3,370,950
                 117,600 Miller Herman, Inc.                                    3,550,050
                  68,900 Precision Castparts Corp.                              4,280,413
                 129,500 Tyco International, Ltd.                               7,057,750
                             Total                                             27,491,063
                         RETAIL TRADE -- 5.2%
                 142,300 (a)Dollar Tree Stores, Inc.                             7,719,775
                 131,100 (a)General Nutrition Cos., Inc.                        4,703,213
                  92,600 Home Depot, Inc.                                       6,447,275
                 179,700 (a)Safeway, Inc.                                       6,873,525
                 176,700 (a)Staples, Inc.                                       4,362,281
                 122,900 TJX Cos., Inc.                                         5,438,325
                             Total                                             35,544,394
                         SERVICES -- 5.3%
                 201,600 (a)Allied Waste Industries, Inc.                       5,544,000
                  96,400 CBS Corp.                                              3,434,250
                 151,455 (a)Cendant Corp.                                       3,786,375
                  82,700 (a)Chancellor Media Corp., Class A                     3,923,081
                 156,750 (a)Liberty Media Group, Class A, Series A (LBTYA)      5,202,141
                  59,200 (a)Premier Parks, Inc.                                 3,293,000
                  76,500 Service Corp. International                            3,155,625
                 125,700 (a)Snyder Communications, Inc.                         5,342,250
                  36,800 (a)Veritas DGC, Inc.                                   1,929,608
                             Total                                             35,610,330

FEDERATED GROWTH STRATEGIES FUND

   SHARES                                                                       VALUE
COMMON STOCKS -- CONTINUED
                          TECHNOLOGY -- 20.8%
                 217,400 (a)Advanced Fibre Communications                  $    9,212,058
                  79,000 (a)America Online, Inc.                                6,320,000
                  94,800 (a)Applied Materials, Inc.                             3,424,650
                  47,400 (a)BMC Software, Inc.                                  4,434,863
                  68,800 (a)CIENA Corp.                                         3,835,600
                 134,300 (a)Cadence Design Systems, Inc.                        4,876,769
                  92,600 (a)Cisco Systems, Inc.                                 6,782,950
                  79,500 (a)Citrix Systems Inc.                                 4,938,938
                 112,000 (a)Compuware Corp.                                     5,474,000
                 129,000 (a)Cymer, Inc.                                         2,878,313
                  81,700 (a)Dell Computer Corp.                                 6,597,275
                 136,000 (a)EMC Corp. Mass                                      6,273,000
                  92,800 (a)Gemstar International Group Ltd.                    3,584,400
                  73,700 (a)HNC Software                                        2,874,300
                  71,400 Intel Corp.                                            5,770,013
                  95,600 (a)KLA-Tencor Corp.                                    3,853,875
                 112,600 Lucent Technologies, Inc.                              8,571,811
                 242,000 (a) Mastech Corp.                                      6,413,000
                  76,500 (a) Microsoft Corp.                                    6,894,563
                  63,900 Northern Telecom Ltd.                                  3,889,913
                  95,600 (a)Peoplesoft, Inc.                                    4,445,400
                 137,500 (a)Platinum Technology, Inc.                           3,506,250
                  59,050 (a)Rambus, Inc.                                        2,653,559
                 116,700 (a)SCI Systems, Inc.                                   4,806,581
                  87,800 (a)Sportsline USA, Inc.                                3,094,950
                  97,200 (a)Sun Microsystems, Inc.                              4,003,425
                 117,200 (a)Tellabs, Inc.                                       8,306,687
                  73,800 (a)Xilinx, Inc.                                        3,376,350
                             Total                                            141,093,493

FEDERATED GROWTH STRATEGIES FUND

  SHARES OR
  PRINCIPAL
   AMOUNT                                                                       VALUE
COMMON STOCKS -- CONTINUED
                         TRANSPORTATION -- 1.2%
                  74,000 Expeditors International Washington, Inc.         $    3,145,000
                 189,100 Southwest Airlines Co.                                 5,188,431
                             Total                                              8,333,431
                         UTILITIES -- 5.6%
                  98,400 Coastal Corp.                                          7,029,450
                 108,900 (a)ICG Communications, Inc.                            3,811,500
                  84,100 (a)ITC DeltaCom, Inc.                                  2,407,363
                 146,600 (a)IXC Communications, Inc.                            7,311,688
                 130,900 MCI Communications Corp.                               6,585,906
                 106,500 (a)PanAmSat Corp.                                      6,223,594
                  86,900 (a)Teleport Communications Group, Inc., Class A        4,681,725
                             Total                                             38,051,226
                             TOTAL COMMON STOCKS (IDENTIFIED COST
                             $505,492,250)                                    646,723,572
(B)REPURCHASE AGREEMENT -- 3.3%
            $ 22,205,000 BT Securities Corp., 5.53%, dated 4/30/1998, due
                         5/1/1998 (AT AMORTIZED COST)                          22,205,000
                             TOTAL INVESTMENTS (IDENTIFIED COST
                             $505,492,250)(C)                              $  668,928,572

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $505,492,250. The net unrealized appreciation of investments on a federal tax basis amounts to $163,436,322 which is comprised of $171,156,086 appreciation and $7,719,764 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($678,290,314) at April 30, 1998.

The following acronym is used throughout this portfolio:

ADR -- American Depository Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified cost $505,492,250              $ 668,928,572
 and tax cost)
 Cash                                                                                     5,552,245
 Income receivable                                                                          317,264
 Receivable for investments sold                                                         21,139,864
 Receivable for shares sold                                                               2,406,751
    Total assets                                                                        698,344,696
 LIABILITIES:
 Payable for investments purchased                                       $ 18,991,542
 Payable for shares redeemed                                                  804,850
 Income distribution payable                                                       35
 Payable for taxes withheld                                                    12,019
 Accrued expenses                                                             245,936
    Total liabilities                                                                    20,054,382
 NET ASSETS for 23,973,916 shares outstanding                                         $ 678,290,314
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $ 482,003,421
 Net unrealized appreciation of investments                                             163,436,256
 Accumulated net realized gain on investments                                            34,263,836
 Distributions in excess of net investment income                                        (1,413,199)
    Total Net Assets                                                                  $ 678,290,314
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($592,158,327 / 20,866,986 shares                                 $28.38
 outstanding)
 Offering Price Per Share (100/94.50 of $28.38)*                                             $30.03
 Redemption Proceeds Per Share (100.00/100 of $28.38)**                                      $28.38
 CLASS B SHARES:
 Net Asset Value Per Share ($74,197,840 / 2,678,550 shares outstanding)                      $27.70
 Offering Price Per Share (100/100.00 of $27.70)*                                            $27.70
 Redemption Proceeds Per Share (94.50/100 of $27.70)**                                       $26.18
 CLASS C SHARES:
 Net Asset Value Per Share ($11,934,145 / 428,380 shares outstanding)                        $27.86
 Offering Price Per Share (100/100.00 of $27.86)*                                            $27.86
 Redemption Proceeds Per Share (99.00/100 of $27.86)**                                       $27.58

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $13,820)                                   $ 1,656,570
 Interest                                                                                   602,105
    Total income                                                                          2,258,675
 EXPENSES:
 Investment advisory fee                                                 $ 2,180,768
 Administrative personnel and services fee                                   219,285
 Custodian fees                                                               21,167
 Transfer and dividend disbursing agent fees and expenses                    157,293
 Directors'/Trustees' fees                                                     1,650
 Auditing fees                                                                 8,373
 Legal fees                                                                    1,867
 Portfolio accounting fees                                                    56,397
 Distribution services fee -- Class B Shares                                 197,877
 Distribution services fee -- Class C Shares                                  29,983
 Shareholder services fee -- Class A Shares                                  650,970
 Shareholder services fee -- Class B Shares                                   65,959
 Shareholder services fee -- Class C Shares                                    9,994
 Share registration costs                                                     30,855
 Printing and postage                                                         22,650
 Insurance premiums                                                            3,077
 Taxes                                                                        12,790
 Miscellaneous                                                                 6,986
    Total expenses                                                         3,677,941
 Waivers --
    Waiver of shareholder services fee -- Class A Shares    $(16,805)
    Waiver of shareholder services fee -- Class C Shares        (948)
       Total waivers                                                        (17,753)
          Net expenses                                                                    3,660,188
            Net operating loss                                                           (1,401,513)
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                        35,008,941
 Net change in unrealized appreciation of investments                                    42,146,155
    Net realized and unrealized gain on investments                                      77,155,096
       Change in net assets resulting from operations                                  $ 75,753,583

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

                                   SIX MONTHS
                                ENDED YEAR ENDED
                                                                     (UNAUDITED)      OCTOBER 31,
                                                                    APRIL 30, 1998       1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net (operating loss)/investment income                            $     (1,401,513) $     (882,924)
 Net realized gain (loss) on investments ($35,008,941 and $0,
 respectively, as computed for federal tax purposes)                     35,008,941     113,887,481
 Net change in unrealized appreciation/depreciation                      42,146,155      58,806,461
  Change in net assets resulting from operations                         75,753,583     171,811,018
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                                 --         (26,986)
 Distributions from net realized gains
  Class A Shares                                                       (103,524,863)    (32,989,453)
  Class B Shares                                                         (8,434,004)     (1,366,243)
  Class C Shares                                                         (1,228,554)       (434,938)
    Change in net assets resulting from distributions
    to shareholders                                                    (113,187,421)    (34,817,620)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                           379,112,689     345,861,726
 Proceeds from shares issued in connection with the acquisition                  --      74,233,048
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                  85,270,596      22,808,813
 Cost of shares redeemed                                               (303,784,951)   (347,178,563)
  Change in net assets resulting from share transactions                160,598,334      95,725,024
    Change in net assets                                                123,164,496     232,718,422
 NET ASSETS:
 Beginning of period                                                    555,125,818     322,407,396
 End of period                                                     $    678,290,314 $   555,125,818

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       SIX
                      MONTHS
                       ENDED
                    (UNAUDITED)
                     APRIL 30,                                YEAR ENDED OCTOBER 31,
                       1998      1997      1996      1995     1994     1993    1992     1991      1990       1989
NET ASSET VALUE,
BEINNING OF PERIOD   $31.54     $25.84    $26.22   $21.28   $23.92   $21.16   $21.58   $16.78    $20.99     $17.18
INCOME FROM INVEST-
MENT OPERATIONS
 Net investment
 income               (0.05)     (0.04)     0.04     0.24     0.21     0.20     0.33     0.57      0.75       0.59
 Net realized and un-
 realized gain (loss)
 on investments        3.28       8.56      5.01     5.64    (2.18)    2.96     0.45     5.97     (2.69)      3.80
 Total from invest-
 ment operations       3.23       8.52      5.05     5.88    (1.97)    3.16     0.78     6.54     (1.94)      4.39
LESS DISTRIBUTIONS
 Distributions from
 net investment
 income                0.00       0.00**   (0.04)   (0.26)   (0.19)   (0.23)   (0.33)   (0.61)    (0.79)    (0.52)
 Distributions from
 net realized gain
 on investments       (6.39)     (2.82)    (5.39)   (0.68)   (0.48)   (0.17)   (0.87)   (1.13)    (1.48)    (0.06)
Total
distributions         (6.39)     (2.82)    (5.43)   (0.94)   (0.40)   (0.40)   (1.20)   (1.74)    (2.27)    (0.58)
NET ASSET VALUE,
END OF PERIOD        $28.38     $31.54    $25.84   $26.22   $21.28   $23.92   $21.16   $21.58    $16.78    $20.99
TOTAL RETURN(A)       13.19%     36.37%    23.16%   29.03%   (8.43%)  15.06%    3.93%   41.54%   (10.41%)   25.87%
RATIOS TO AVERAGE
NET ASSETS
 Expenses              1.18%*     1.14%     1.13%    1.10%    0.99%    0.96%    1.01%    1.01%     1.01%     1.01%*
 Net investment
 income               (0.40%)*   (0.14%)    0.15%    1.05%    0.89%    0.90%    1.54%    2.88%     4.00%     2.99%*
 Expense waiver/
 reimbursement(b)      0.01%*     0.10%     0.15%    0.16%      --       --       --     0.10%     0.22%     0.14%*
SUPPLEMENTAL DATA
 Net assets, end
 of period (000
 omitted)          $592,158   $509,678  $307,382 $249,110 $320,630 $460,811 $391,655 $275,561  $138,407  $134,735
 Average commis-
 sion rate paid(c)  $0.0559     $.0571   $0.0566       --      --       --       --       --        --        --
 Portfolio
 turnover                61%       146%       89%     125%      59%      57%      46%      54%       67%       79%

* Computed on an annualized basis.

** Amounts distributed per share do not round to $0.01.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              SIX MONTHS
                                                                 ENDED
                                                              (UNAUDITED)        YEAR ENDED
                                                               APRIL 30,         OCTOBER 31,
                                                                 1998         1997        1996
 NET ASSET VALUE, BEGINNING OF PERIOD                           $31.02      $25.65       $26.23
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                             (0.09)      (0.10)       (0.10)
  Net realized and unrealized gain (loss) on investments          3.16        8.29         4.91
  Total from investment operations                                3.07        8.19         4.81
 LESS DISTRIBUTIONS
  Distributions from net realized gain on investments            (6.39)      (2.82)       (5.39)
 NET ASSET VALUE, END OF PERIOD                                 $27.70      $31.02       $25.65
 TOTAL RETURN(A)                                                 12.86%      35.23%       22.03%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                        1.94%*      1.99%        2.03%
  Net investment income                                          (1.16%)*    (1.04%)      (0.79%)
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                      $74,198     $39,588      $10,858
  Average commission rate paid(b)                              $0.0559     $0.0571      $0.0566
  Portfolio turnover                                                61%        146%          89%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               SIX MONTHS
                                                                 ENDED
                                                              (UNAUDITED)       YEAR ENDED
                                                               APRIL 30,        OCTOBER 31,
                                                                  1998        1997         1996
 NET ASSET VALUE, BEGINNING OF PERIOD                            $31.16     $25.68        $26.22
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                           (0.08)     (0.20)        (0.05)
  Net realized and unrealized gain (loss) on investments           3.17       8.50          4.90
  Total from investment operations                                 3.09       8.30          4.85
 LESS DISTRIBUTIONS
  Distributions from net realized gain on investments             (6.39)     (2.82)        (5.39)
  Total distributions                                             (6.39)      0.00            --
 NET ASSET VALUE, END OF PERIOD                                  $27.86     $31.16        $25.68
 TOTAL RETURN(A)                                                  12.87%     22.12%         0.12%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         1.92%*     1.91%         2.05%
  Net operating loss                                              (1.14%)*   (0.91%)       (0.72%)
  Expense waiver/reimbursement(b)                                  0.02%*     0.09%         0.12%
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                       $11,934     $5,860        $3,667
  Average commission rate paid(c)                               $0.0559    $0.0571       $0.0566
  Portfolio turnover                                                 61%       146%           89%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers 3 classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the fund is appreciation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   Distribution in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                       SIX MONTHS ENDED                 YEAR ENDED
                                        APRIL 30, 1998               OCTOBER 31, 1997
 CLASS A SHARES                     SHARES           AMOUNT        SHARES           AMOUNT
 Shares sold                       13,010,069  $  341,699,878   15,379,814   $   389,916,965
 Shares issued to shareholders
 in payment of distributions        3,073,854      76,047,398      878,652        21,166,808
 declared
 Shares redeemed                  (11,378,997)   (299,081,619) (12,012,363)     (340,958,561)
  Net change resulting from
  Class A Share transactions        4,704,926  $  118,665,657    4,246,103   $    70,125,212

                                      SIX MONTHS ENDED                 YEAR ENDED
                                       APRIL 30, 1998               OCTOBER 31, 1997
 CLASS B SHARES                      SHARES         AMOUNT        SHARES          AMOUNT
 Shares sold                        1,226,117  $   31,821,342      954,973   $    27,222,810
 Shares issued to shareholders in
 payment of distributions declared    336,615       8,152,832       53,641         1,280,406
 Shares redeemed                     (160,493)     (4,195,784)    (155,624)       (4,220,243)
  Net change resulting from
  Class B Share transactions        1,402,239  $   35,778,390      852,990   $    24,282,973

                                      SIX MONTHS ENDED                 YEAR ENDED
                                       APRIL 30, 1998               OCTOBER 31, 1997
 CLASS C SHARES                      SHARES         AMOUNT        SHARES          AMOUNT
 Shares sold                          215,252  $    5,591,469      106,759   $      2,954,997
 Shares issued to shareholders in
 payment of distributions declared     43,939       1,070,366       15,123            361,599
 Shares redeemed                      (18,854)       (507,548)     (76,646)        (1,999,759)
  Net change resulting from
  Class C share transactions          240,337  $    6,154,287       45,236   $      1,316,837
  Net change resulting from
  share transactions                6,347,502  $  160,598,334    5,144,329   $     95,725,022

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Trust's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                        PERCENTAGE OF
                          AVERAGE
 SHARE CLASS NAME    NET ASSETS OF CLASS
 Class B Shares            0.75%
 Class C Shares            0.75%

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998, were as follows:

 PURCHASES                   $404,998,929
 SALES                       $349,204,251

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constanakis
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  Chairman

Glen R. Johnson
  President

J. Christopher Donahue
  Executive Vice President

Edward C. Gonzales
  Executive Vice President

John W. McGonigle
  Executive Vice President,
  Treasurer, and Secretary

Richard B. Fisher
  Vice President

Matthew S. Hardin
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400

www.federatedinvestors.com

Cusip 314172107
Cusip 314172206
Cusip 314172305
8010409 (6/98)

[Graphic]



[Graphic]

Federated
Small Cap
Strategies Fund

3RD SEMI-ANNUAL REPORT
APRIL 30, 1998

ESTABLISHED 1995

[Graphic]

Dear Shareholder:

Federated Small Cap Strategies Fund was created in 1995, and I am pleased to present its third Semi-Annual Report. This report covers the first half of the fund's fiscal year, which is the six-month period from November 1, 1997 through April 30, 1998. It begins with a discussion with Aash M. Shah, Vice President, Federated Management, who co-manages the fund with Keith J. Sabol, Assistant Vice President, Federated Management. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's stock holdings. Second is the publication of the fund's financial statements.

Federated Small Cap Strategies Fund is managed to offer shareholders significant opportunities for long-term growth by owning a highly diversified portfolio of small-cap stocks. These stocks, issued by companies with a typical market capitalization of less than $1 billion, offer the potential for high returns over time in exchange for a higher level of risk compared to stocks issued by large, well-established companies. To help reduce risk and seek opportunities in this dynamic market, the fund's portfolio is carefully selected and diversified with an average of 122 stocks across 12 industry sectors.

While the first half of the fund's fiscal year was characterized by a weak fourth quarter as investor concerns about Asian economic difficulties impacted the U.S. stock market, the fund has performed well so far in 1998. Individual share class total return performance, including capital appreciation follows.*


                     TOTAL    CAPITAL            NET ASSET
                    RETURN     GAINS           VALUE INCREASE
 Class A Shares      8.07%      $0.03       $18.75 to $20.26 = 8%
 Class B Shares      7.68%      $0.03       $18.53 to $19.95 = 8%
 Class C Shares      7.63%      $0.03       $18.51 to $19.92 = 8%

* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 2.13%, 2.17%, and 6.61%, respectively.

Over time, you can easily increase your opportunity to participate in the growth of smaller American companies by reinvesting your dividends and capital gains automatically in additional fund shares. You can also add to your account on a regular basis through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. Buying shares regularly, (i.e. monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices.+ You can contact your investment representative or Federated Securities Corp. for more information.

Thank you for selecting Federated Small Cap Strategies Fund to pursue your long-term financial goals. We welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President

June 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW
[Graphic]
Aash M. Shah, CFA
Vice President
Federated Management

[Graphic]
Keith J. Sabol
Assistant Vice President
Federated Management

 [Graphic]

THE FIRST HALF OF THE FUND'S FISCAL YEAR WAS CHARACTERIZED BY BOTH WEAKNESS AND STRENGTH IN THE MARKET OVERALL AND SMALL-CAP STOCKS IN PARTICULAR. WHAT IS YOUR ANALYSIS?

In general, the six-month period was characterized by two distinctively different patterns of performance -- a weak beginning and a strong finish. While the large-cap market recorded slightly positive-to-flat returns in the fourth quarter of 1997, which was the beginning of the fund's fiscal year, small-cap stocks experienced negative returns as the Lipper Small Cap Index* was down 5.90%, the Standard & Poor's ("S&P") 600 Small Cap Index** was down 3.10%, and the Russell 2000 Index** was down 3.40%. The fund experienced a difficult fourth quarter of 1997, recording a (11.20%) total return for Class A Shares, as the small-cap growth companies underperformed small-cap value stocks during the quarter by 11.33%. This severe underperformance of small-cap growth stocks accounted for the fund's underperformance during the quarter.

The performance picture has been much brighter for equities overall -- and Federated Small Cap Strategies Fund -- so far during 1998. For the period from January 1, 1998 through April 30, 1998, the overall equity market as measured by the S&P 500 Index** recorded a total return of 15.10%. The average Lipper small-cap fund was up 11.83%, the S&P 600 Small Cap Index was up 11.72%, and the Russell 2000 Index was up 10.67%. The fund's share classes all recorded year-to-date total returns of more than 13% -- outperforming all of the major small-cap indices and the average small-cap fund. Year-to-date, the small-cap growth and value styles have performed almost in tandem.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

** The S&P 600 Small Cap Index is a capitalization weighted index that measures the performance of selected U.S. stocks with a small market capitalization. The Russell 2000 Index consists of approximately 2,000 small capitalization common stocks. The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indices are unmanaged, and investments cannot be made in an index.


[Graphic]

HOW DID FEDERATED SMALL CAP STRATEGIES FUND PERFORM OVER THE ENTIRE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1998 COMPARED TO OTHER FUNDS IN THE LIPPER SMALL CAP FUND UNIVERSE?

The fund's six-month total returns for Class A, B, and C Shares were 8.07%, 7.68%, and 7.63%, respectively, based on net asset value.+ Due to weakness in the fund's growth-oriented holdings in the fourth quarter of 1997, as discussed previously, these returns lagged the 11.04% total return of the Lipper average.

[Graphic]

IN WHAT INDUSTRY SECTORS ARE YOU CURRENTLY FINDING
OPPORTUNITIES?

We currently have slight overweights in the retail and services sectors, and underweights in transportation, energy, and utilities sectors. In our two largest sectors, technology and finance, we are slightly overweight and close to market neutral. We are maintaining our cash position below 2%, effectively fully invested.

+ Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 2.13%, 2.17%, and 6.61%, respectively.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF APRIL 30, 1998, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

                                                     PERCENTAGE OF
 NAME                                                  NET ASSETS
Applied Voice Technology, Inc.                          1.3%
Lone Star Industries, Inc.                              1.2%
ProBusiness Services, Inc.                              1.2%
Dura Automotive Systems, Inc.                           1.1%
Spartech Corp.                                          1.1%
StaffMark, Inc.                                         1.1%
FirstFed Financial Corp.                                1.1%
Pacific Sunwear of California                           1.1%
North Fork Bancorp., Inc.                               1.1%
GBC Bancorp                                             1.1%
    TOTAL                                              11.4%


                                       PERCENTAGE OF       PERCENTAGE OF
 SECTOR                                 NET ASSETS         S&P 600 INDEX
 Technology                                19.3%               18.4%
 Finance                                   15.0%               16.7%
 Services                                  14.5%               12.1%
 Retail Trade                               9.2%                6.1%
 Health Care                                7.5%               10.3%
 Consumer Durables                          6.7%                7.0%
 Producer Manufacturing                     5.3%                6.9%
 Basic Industry                             5.2%                7.0%
 Consumer Non-Durables                      5.0%                4.3%
 Utilities                                  3.2%                4.6%
 Energy/Minerals                            3.1%                4.0%
 Transportation                             1.9%                2.6%

[Graphic]

WHAT IS YOUR OUTLOOK FOR SMALL-CAP STOCKS THROUGH THE BALANCE OF 1998?

Even with the recent strong performance of small-cap stocks -- especially small-cap growth stocks -- the market remains very attractive. Two powerful longer term drivers are: 1) valuation levels of small-company stocks are extremely attractive versus larger caps; and 2) earnings growth in the small-cap market is expected to outpace larger cap stocks over the next 3-5 years. Our analysis of the small-cap market reveals numerous opportunities to find companies with rapidly growing revenues and earnings at attractive prices. Growth companies in the small-cap sector still appear very reasonably priced relative to large-cap companies.

There are two characteristics of this fund that make it an ideal investment vehicle for this market. First, sector discipline -- we stay invested in all 12 economic sectors at all times with appropriate overweights and underweights. Second is small-cap discipline -- we have kept the median capitalization of the fund below $1 billion, making this truly a small-cap fund. The current median capitalization of the holdings in the fund is $770 million.

FEDERATED SMALL CAP STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 1998 (UNAUDITED)

    SHARES                                                                       VALUE
 *COMMON STOCKS -- 95.9%
                        BASIC INDUSTRY -- 5.2%
               72,200   Cambrex Corp.                                     $      4,007,100
              106,300(a)Carbide/Graphite Group, Inc.                             3,428,175
              186,200   Furon Co.                                                3,898,563
               66,700   Lone Star Industries, Inc.                               5,511,088
               88,600(a)Lone Star Technologies, Inc.                             1,943,663
              233,600   Spartech Corp.                                           4,949,400
                          Total                                                 23,737,989
                        CONSUMER DURABLES -- 6.7%
              106,300(a)Action Performance Cos., Inc.                            3,680,638
              135,600(a)American Homestar Corp.                                  2,813,700
               60,600   Carlisle Cos., Inc.                                      3,075,450
              127,900(a)Dura Automotive Systems, Inc.                            4,988,100
               80,300(a)Gentex Corp.                                             2,710,125
              221,800(a)Helen of Troy Ltd.                                       4,546,900
               66,200   Oakwood Homes Corp.                                      1,866,013
               94,200(a)Stanley Furniture Co., Inc.                              4,403,850
               81,100(a)Toll Brothers, Inc.                                      2,260,663
                          Total                                                 30,345,439
                        CONSUMER NON-DURABLES -- 5.0%
               95,900(a)Blyth Industries, Inc.                                   3,518,331
              154,100(a)Nautica Enterprise, Inc.                                 3,833,238
              108,900(a)North Face, Inc.                                         2,443,444
              134,700(a)Smithfield Foods, Inc.                                   4,091,513
               74,700(a)Suiza Foods Corp.                                        4,425,975
              153,400   Wolverine World Wide, Inc.                               4,429,425
                          Total                                                 22,741,926

FEDERATED SMALL CAP STRATEGIES FUND

   SHARES                                                                        VALUE
 *COMMON STOCKS -- CONTINUED
                        ENERGY/MINERALS -- 3.1%
               54,300   Camco International, Inc.                           $   3,685,613
              322,800(a)Comstock Resources, Inc.                                4,156,050
              122,000(a)EEX Corp.                                               1,181,875
               90,700(a)Tuboscope Vetco International Corp.                     2,148,456
              148,000   Vintage Petroleum, Inc.                                 2,886,000
                         Total                                                 14,057,994
                        FINANCE -- 15.0%
              104,000(a)Amresco, Inc.                                           3,770,000
               63,300   CMAC Investment Corp.                                   4,086,806
               83,700   City National Corp.                                     3,112,594
               83,200   Community First Bankshares, Inc.                        4,191,200
               69,360(a)Delphi Financial Group, Inc., Class A                   3,953,520
              148,700(a)Delta Financial Corp.                                   2,620,838
               52,900   Enhance Financial Services Group, Inc.                  3,630,263
               44,600   Executive Risk, Inc.                                    2,974,263
               75,900(a)FIRSTPLUS Financial Group, Inc.                         3,681,150
              106,500(a)FirstFed Financial Corp.                                4,872,375
               74,700   GBC Bancorp                                             4,762,125
              131,300(a)Imperial Bancorp                                        3,848,731
              109,400   Mutual Risk Management Ltd.                             3,705,925
              129,000   North Fork Bancorp, Inc.                                4,789,125
              108,200   Sirrom Capital Corp.                                    3,232,475
              102,300(a)Triad Guaranty, Inc.                                    3,631,650
              104,500(a)United Rentals, Inc.                                    3,598,719
               61,100   Vesta Insurance Group, Inc.                             3,459,788
                          Total                                                67,921,547

FEDERATED SMALL CAP STRATEGIES FUND

   SHARES                                                                        VALUE
 *COMMON STOCKS -- CONTINUED
                        HEALTH CARE -- 7.5%
              127,200(a)Access Health, Inc.                                 $   4,293,000
              145,800(a)Aurora Bioscences, Inc.                                 1,458,000
              175,500(a)Balanced Care Corp.                                     1,447,875
               51,900(a)Curative Technologies, Inc.                             1,608,900
              148,700(a)FPA Medical Management, Inc.                            1,858,750
              108,100(a)Genesis Health Ventures, Inc.                           2,857,894
              133,700(a)Medicis Pharmaceutical Corp., Class A                   2,449,575
               93,700(a)PSS World Medical, Inc.                                 2,102,394
               61,050(a)Patterson Dental Co.                                    1,797,159
              162,200(a)PharMerica, Inc.                                        2,250,525
              126,200(a)Phycor, Inc.                                            2,871,050
              201,000(a)Prime Medical Services, Inc.                            2,135,625
              126,037(a)Respironics, Inc.                                       2,103,242
               63,500(a)Universal Health Services, Inc., Class B                3,655,219
                          Total                                                33,774,971
                        PRODUCER MANUFACTURING -- 5.3%
              135,200(a)AFC Cable Systems, Inc.                                 4,698,200
              149,400(a)Ballantyne of Omaha, Inc.                               3,034,688
               11,200   C&D Technologies, Inc.                                    618,800
              145,500(a)Cable Design Technologies, Class A                      3,873,938
              100,200(a)Chicago Miniature Lamp, Inc.                            3,845,175
               54,300(a)EVI, Inc.                                               2,891,475
              104,400(a)Rayovac Corp.                                           2,427,300
              148,500(a)U.S. Office Products Co.                                2,626,594
                        Total                                                  24,016,170

FEDERATED SMALL CAP STRATEGIES FUND

   SHARES                                                                        VALUE
 *COMMON STOCKS -- CONTINUED
                        RETAIL TRADE -- 9.2%
               59,600(a)CDW Computer Centers, Inc.                         $    2,890,600
              175,400   Claire's Stores, Inc.                                   3,825,913
               59,000(a)Express Scripts, Inc., Class A                          4,720,000
               82,500(a)Funco, Inc.                                             1,567,500
               81,800(a)Mens Wearhouse, Inc.                                    3,445,825
              135,300(a)Microage, Inc.                                          2,164,800
              103,800(a)O'Reilly Automotive, Inc.                               2,854,500
              109,000(a)Pacific Sunwear of California                           4,809,625
              138,000(a)Pomeroy Computer Resources                              3,510,375
              101,200(a)Proffitts, Inc.                                         4,022,700
              140,600(a)Renters Choice, Inc.                                    3,848,925
              134,100(a)Zale Corp.                                              4,039,763
                          Total                                                41,700,526
                        SERVICES -- 14.5%
              123,000(a)ABR Information Services, Inc.                          3,559,313
               93,000(a)Allied Waste Industries, Inc.                           2,557,500
              151,200(a)American Business Information, Class A                  2,041,200
              151,200(a)American Business Information, Class B                  2,154,600
              137,550(a)BARRA, Inc.                                             3,301,200
              132,000(a)Billing Concepts Corp.                                  3,696,000
               90,600(a)Caribiner International, Inc.                           1,812,000
              110,600(a)Daisytek International Corp.                            2,682,050
              107,600(a)FactSet Research Systems                                3,766,000
               92,000(a)Labor Ready, Inc.                                       2,898,000
              135,100(a)Landrys Seafood Restaurants, Inc.                       3,850,350
              188,000(a)Newpark Resources, Inc.                                 4,523,750
              199,600(a)Personnel Group of America, Inc.                        3,967,050
              165,000(a)Philip Services Corp.                                   1,247,813

FEDERATED SMALL CAP STRATEGIES FUND

   SHARES                                                                        VALUE
 *COMMON STOCKS -- CONTINUED
                        SERVICES -- CONTINUED
              185,400(a)Prime Hospitality Corp.                            $    3,835,463
              196,400(a)ProBusiness Services, Inc.                              5,450,100
               99,600(a)Rural/Metro Corp.                                       3,237,000
               43,600(a)Snyder Communications, Inc.                             1,853,000
              115,500(a)StaffMark, Inc.                                         4,908,750
              116,000(a)World Access, Inc.                                      4,480,500
                          Total                                                65,821,639
                        TECHNOLOGY -- 19.3%
              104,500(a)ATMI, Inc.                                              2,912,938
              133,600(a)Apex MPC Solutions, Inc.                                3,991,300
              131,500(a)Applied Voice Technology, Inc.                          5,802,421
               35,300(a)Aspect Development, Inc.                                2,234,931
              123,600(a)Benchmark Electronics, Inc.                             2,773,275
              153,000(a)CHS Electronics, Inc.                                   3,193,875
              112,400(a)Ciber, Inc.                                             3,653,000
               80,200(a)Comverse Technology, Inc.                               3,799,475
              174,300(a)Cybex Computer Products Corp.                           4,117,838
              158,900(a)Cymer, Inc.                                             3,545,456
              186,700(a)DSP Group, Inc.                                         3,944,038
               86,000(a)Ducommun, Inc.                                          2,988,500
               89,100(a)Eltron International, Inc.                              2,305,463
               43,200(a)Etec Systems, Inc.                                      2,451,600
               72,900(a)HADCO Corp.                                             2,788,425
              100,100(a)Integrated Circuit System, Inc.                         1,514,013
              143,200(a)MRV Communications, Inc.                                3,848,500
              174,000(a)Mastech Corp.                                           4,611,000
              105,400(a)Micrel, Inc.                                            4,136,950
               74,100(a)Microchip Technology, Inc.                              2,102,588

 FEDERATED SMALL CAP STRATEGIES FUND

   SHARES                                                                        VALUE
 *COMMON STOCKS -- CONTINUED
                        TECHNOLOGY -- CONTINUED
               54,800(a)Orbotech, Ltd.                                     $    1,979,650
              106,800(a)Qlogic Corp.                                            4,752,600
               70,700(a)SS&C Technologies, Inc.                                 1,608,425
               47,800(a)Sanmina Corp.                                           4,302,000
              112,800(a)Smart Modular Technologies, Inc.                        2,784,750
               72,700(a)Transaction Systems Architects, Inc., Class A           3,053,400
               37,200(a)Vitesse Semiconductor Corp.                             2,145,975
                          Total                                                87,342,386
                        TRANSPORTATION -- 1.9%
               50,100   Airlines Express International Corp.                    1,315,125
               77,000   Comair Holdings, Inc.                                   2,103,063
               39,800   Expeditors International Washington, Inc.               1,691,500
               39,300(a)Heartland Express, Inc.                                   977,588
               34,100   USFreightways Corp.                                     1,219,075
               49,700   Werner Enterprises, Inc.                                1,199,013
                          Total                                                 8,505,364
                        UTILITIES -- 3.2%
               21,500   Central Gas & Electric Service                            866,719
               17,000   Cilcorp, Inc.                                             812,813
               29,000   Commonwealth Energy System                              1,109,250
               51,000   K N Energy, Inc.                                        2,993,063
               22,400   New Jersey Resources Corp.                                845,600
               39,200   Piedmont Natural Gas, Inc.                              1,335,250
               67,000(a)Premiere Technologies, Inc.                             2,135,625

 FEDERATED SMALL CAP STRATEGIES FUND

   SHARES OR
   PRINCIPAL
     AMOUNT                                                                     VALUE
 *COMMON STOCKS -- CONTINUED
                        UTILITIES -- CONTINUED
               39,500   Sierra Pacific Resources                            $    1,382,500
               93,700(a)Transaction Network Services, Inc.                       1,909,138
               25,400   WICOR, Inc.                                              1,217,613
                          Total                                                 14,607,571
                          TOTAL COMMON STOCKS (IDENTIFIED COST                 434,573,522
                          $357,235,013)
 U.S. TREASURY -- 2.5%
                        TREASURY SECURITIES -- 2.5%
          $11,300,000(b)United States Treasury Bill, 4.80%, 6/18/1998           11,228,923
                        TOTAL INVESTMENTS (IDENTIFIED COST                  $  445,802,445
                        $368,463,936)(C)

* The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Index and minimizing trading costs. The total market value of open Index futures contracts is $7,305,000 at April 30, 1998, which represents 1.6% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective total exposure to the Index is 97.5%.

(a) Non-income producing security.

(b) The issue shows the rate of discount at time of purchase.

(c) The cost of investments for federal tax purposes amounts to $368,463,936. The net unrealized appreciation of investments on a federal tax basis amounts to $77,338,509 which is comprised of $92,339,003 appreciation and $15,000,494 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($452,873,936) at April 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified cost
 $368,463,936 and tax cost $368,463,936)                                               $445,802,445
 Cash                                                                                    12,153,596
 Income receivable                                                                           76,741
 Receivable for shares sold                                                               3,138,867
 Receivable for daily variation margin                                                      110,875
 Deferred organizational costs                                                               40,173
   Total assets                                                                         461,322,697
 LIABILITIES:
 Payable for investments purchased                                         $6,762,279
 Payable for shares redeemed                                                1,419,951
 Accrued expenses                                                             266,531
   Total liabilities                                                                      8,448,761
 NET ASSETS for 22,575,557 shares outstanding                                          $452,873,936
 NET ASSETS CONSIST OF:
 Paid in capital                                                                       $372,578,645
 Net unrealized appreciation of investments and futures contracts                        77,280,416
 Accumulated net realized gain on investments and futures contracts                       5,439,248
 Accumulated net investment loss                                                        (2,424,373)
   Total net assets                                                                    $452,873,936
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($170,948,643/8,438,948 shares outstanding)                       $20.26
 Offering Price Per Share (100/94.50 of $20.26)*                                             $21.44
 Redemption Proceeds Per Share (100.00/100 of $20.26)**                                      $20.26
 CLASS B SHARES:
 Net Asset Value Per Share ($246,379,460/12,352,192 shares outstanding)                      $19.95
 Offering Price Per Share (100/100.00 of $19.95)*                                            $19.95
 Redemption Proceeds Per Share (94.50/100 of $19.95)**                                       $18.85
 CLASS C SHARES:
 Net Asset Value Per Share ($35,545,833/1,784,417 shares outstanding)                        $19.92
 Offering Price Per Share (100/100.00 of $19.92)*                                            $19.92
 Redemption Proceeds Per Share (99.00/100 of $19.92)**                                       $19.72

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                             $    440,166
 Interest                                                                                   448,582
   Total income                                                                             888,748
 EXPENSES:
 Investment advisory fee                                                   $ 1,415,474
 Administrative personnel and services fee                                     150,278
 Custodian fees                                                                 15,392
 Transfer and dividend disbursing agent fees and expenses                      252,890
 Directors'/Trustees' fees                                                       4,156
 Auditing fees                                                                   7,446
 Legal fees                                                                      2,348
 Portfolio accounting fees                                                      57,331
 Distribution services fee -- Class B Shares                                   769,673
 Distribution services fee -- Class C Shares                                   111,906
 Shareholder services fee -- Class A Shares                                    177,965
 Shareholder services fee -- Class B Shares                                    256,558
 Shareholder services fee -- Class C Shares                                     37,302
 Share registration costs                                                       33,437
 Printing and postage                                                           19,460
 Insurance premiums                                                              2,353
 Taxes                                                                             543
 Miscellaneous                                                                   3,598
   Total expenses                                                            3,318,110
 Waiver --
   Waiver of investment advisory fee                                        $   (4,909)
      Net expenses                                                                        3,313,201
        Net operating loss                                                               (2,424,453)
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
 Net realized gain on investments and futures contracts                                   5,486,584
 Net change in unrealized appreciation of investments and futures contracts              30,917,222
   Net realized and unrealized gain on investments and futures contracts                 36,403,806
     Change in net assets resulting from operations                                    $ 33,979,353

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                  SIX MONTHS
                                                    ENDED
                                                 (UNAUDITED)                YEAR ENDED
                                                  APRIL 30,                OCTOBER 31,
                                                     1998                      1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net operating loss                             $   (2,424,453) $            (1,905,688)
 Net realized gain on investments and futures
 contracts
 ($5,486,584 and $1,368,031, respectively, as        5,486,584                1,329,530
 computed for federal tax purposes)
 Net change in unrealized
 appreciation/depreciation on
 investments and futures contracts                  30,917,222               44,425,343
  Change in net assets resulting from               33,979,353               43,849,185
  operations
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net realized gains
  Class A Shares                                       (20,318)                (479,065)
  Class B Shares                                       (28,441)                (622,004)
  Class C Shares                                        (4,031)                 (97,800)
     Change in net assets resulting from               (52,790)              (1,198,869)
     distributions to shareholders
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                      356,145,412              316,254,217
 Net asset value of shares issued to
 shareholders in payment of
 distributions declared                                 45,180                1,012,743
 Cost of shares redeemed                          (281,700,477)             (76,309,740)
    Change in net assets resulting from share       74,490,115              240,957,220
    transactions
       Change in net assets                        108,416,678              283,607,536
 NET ASSETS:
 Beginning of period                               344,457,258               60,849,722
 End of period (including accumulated net
 investment loss and
 undistributed net investment income of         $  452,873,936             $344,457,258
 $2,424,373 and $80, respectively)

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                         ENDED
                                                      (UNAUDITED)
                                                       APRIL 30,    YEAR ENDED OCTOBER 31,
                                                          1998        1997         1996
 NET ASSET VALUE, BEGINNING OF PERIOD                       $18.75     $14.68    $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                        (0.07)     (0.04)     (0.05)(d)
  Net realized and unrealized gain (loss) on
  investments and futures contracts                           1.61       4.33      4.75
  Total from investment operations                            1.54       4.29      4.70
 LESS DISTRIBUTIONS
  Distributions in excess of net investment income              --         --     (0.02)
  Distributions from net realized gain on investments
  and futures contracts                                     (0.03)     (0.22)        --
  Total distributions                                       (0.03)     (0.22)     (0.02)
 NET ASSET VALUE, END OF PERIOD                             $20.26     $18.75    $14.68
 TOTAL RETURN(A)                                             8.07%     29.55%     47.06%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                  1.29%*      1.44%      1.35%
  Net investment income                                   (0.82%)*    (0.65%)     (0.39%)
  Expense waiver/reimbursement(b)                           0.00%*      0.00%      1.70%
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                 $170,949   $134,903   $23,242
  Average commission rate paid(c)                          $0.0532    $0.0501   $0.0264
  Portfolio turnover                                           39%       118%       83%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(d) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                         ENDED
                                                      (UNAUDITED)
                                                       APRIL 30,            YEAR ENDED OCTOBER 31,
                                                          1998          1997                    1996

NET ASSET VALUE, BEGINNING OF PERIOD                       $18.53       $14.62                $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                        (0.13)       (0.09)                (0.16)(d)
  Net realized and unrealized gain (loss) on
  investments and futures contracts                          1.58         4.22                  4.78
  Total from investment operations                           1.45         4.13                  4.62
LESS DISTRIBUTIONS
  Distributions from net realized gain on investments
  and futures contracts                                     (0.03)       (0.22)                   --
NET ASSET VALUE, END OF PERIOD                             $19.95       $18.53                $14.62
TOTAL RETURN(A)                                              7.68%       28.56%                46.20%
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                   2.04%*       2.19%                 2.10%
  Net investment income                                     (1.57%)*     (1.40%)               (1.27%)
  Expense waiver/reimbursement(b)                            0.00%*       0.00%                 1.70%
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                $246,379     $183,180               $32,112
  Average commission rate paid(c)                         $0.0532      $0.0501               $0.0264
  Portfolio turnover                                          39%          118%                  83%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(d) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                          ENDED
                                                       (UNAUDITED)
                                                        APRIL 30,         YEAR ENDED OCTOBER 31,
                                                          1998       1997                      1996

 NET ASSET VALUE, BEGINNING OF PERIOD                       $18.51     $14.60                $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                        (0.13)     (0.10)             (0.16)(d)
  Net realized and unrealized gain (loss) on
  investments and futures contracts                           1.57       4.23                  4.76
  Total from investment operations                            1.44       4.13                  4.60
 LESS DISTRIBUTIONS
  Distributions from net realized gain on investments
  and futures contracts                                     (0.03)     (0.22)                    --
 NET ASSET VALUE, END OF PERIOD                             $19.92     $18.51                $14.60
 TOTAL RETURN(A)                                             7.63%     28.60%                46.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                  2.04%*      2.19%                 2.10%
  Net investment income                                   (1.57%)*    (1.40%)               (1.28%)
  Expense waiver/reimbursement(b)                           0.00%*      0.00%                 1.70%
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $35,546    $26,375                $5,496
  Average commission rate paid(c)                          $0.0532    $0.0501               $0.0264
  Portfolio turnover                                           39%       118%                   83%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(d) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES -- The cost incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS -- The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. For the period ended April 30, 1998, the Fund had realized gains of $7,375 on future contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At April 30, 1998, the Fund had outstanding futures contracts as set forth below:
                        CONTRACTS TO                       APPRECIATION
 EXPIRATION DATE      DELIVER/RECEIVE      POSITION       (DEPRECIATION)
 June 1998            30 Russell 2000         Long           $(58,093)

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                        SIX MONTHS
                                           ENDED                YEAR ENDED
                                      APRIL 30, 1998         OCTOBER 31, 1997

 CLASS A SHARES                SHARES          AMOUNT       SHARES          AMOUNT
 Shares sold                    15,049,185   $281,822,832     8,939,852      $152,717,553
 Shares issued to
 shareholders in
 payment of distributions              765         14,034        22,727           351,365
 declared
 Shares redeemed               (13,804,900)    (3,351,598)  (59,328,543)     (259,136,292)
  Net change resulting from
  Class A Shares                 1,245,050  $  22,700,574     5,610,981 $      93,740,375
  transactions



                                        SIX MONTHS
                                           ENDED                YEAR ENDED
                                      APRIL 30, 1998         OCTOBER 31, 1997

 CLASS B SHARES                   SHARES        AMOUNT       SHARES           AMOUNT
 Shares sold                      3,459,185 $   63,826,038   8,333,326     $140,776,114
 Shares issued to shareholders
 in
 payment of distributions             1,513         27,386      36,949          568,269
 declared
 Shares redeemed                   (992,444)   (18,542,272)   (682,324)     (11,279,092)
  Net change resulting from
  Class B Shares transactions     2,468,254 $   45,311,152   7,687,951     $130,065,291

                                        SIX MONTHS
                                           ENDED                YEAR ENDED
                                      APRIL 30, 1998         OCTOBER 31, 1997

CLASS C SHARES                  SHARES        AMOUNT        SHARES            AMOUNT
 Shares sold                       574,944 $   10,496,542    1,377,339 $     22,760,551
 Shares issued to shareholders
 in
 payment of distributions              208          3,760        6,061           93,109
 declared
 Shares redeemed                 (215,894)    (4,021,913)    (334,548)      (5,702,106)
  Net change resulting from
  Class C Shares transactions      359,258      6,478,389    1,048,852 $     17,151,554
    Net change resulting from
    share transactions           4,072,562 $   74,490,115   14,347,784     $240,957,220

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                     PERCENTAGE OF
                   AVERAGE DAILY NET
 SHARE CLASS NAME   ASSETS OF CLASS
 Class A Shares           0.25%
 Class B Shares           0.75%
 Class C Shares           0.75%

For the period ended April 30, 1998, Class A did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- Federated Services Company maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational and/or start-up administrative service expenses of $10,292 were borne initially by FServ. The Fund has agreed to reimburse FServ for the expenses during the five year period following the effective date. For the period ended April 30, 1998, the Fund paid $5,589 pursuant to this agreement.

GENERAL -- Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Advisor and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1998, were as follows:

 PURCHASES                   $220,956,102
 SALES                       $146,712,356

TRUSTEES

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Richard B. Fisher
Vice President

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 314172404
Cusip 314172503
Cusip 314172602
G01658-05 (6/98)

[Graphic]




[Graphic]


Federated Capital Appreciation Fund

22ND SEMI-ANNUAL REPORT
APRIL 30, 1998

ESTABLISHED 1977

PRESIDENT'S MESSAGE

[Graphic]

Dear Shareholder:

Federated Capital Appreciation Fund was created in 1977, and I am pleased to present its 22nd Semi-Annual Report. This report covers the first half of of the fund's fiscal year, which is the six-month period from November 1, 1997 through April 30, 1998. It begins with a discussion with the fund's portfolio manager, Arthur J. Barry, Assistant Vice President of Federated Management. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's highly diversified stock holdings. Third is the publication of the fund's financial statements.

While volatility impacted the stock market in March 1998, the fund's portfolio of high-quality, mid- to large-cap common stocks participated in the subsequent first quarter 1998 rally. For the six-month reporting period, the fund's share classes outperformed the average capital appreciation fund on a total return basis, as measured by the Lipper Capital Appreciation Funds Average.* Individual share class total return performance, including capital appreciation, income dividends, and realized gains follows.**

                 TOTAL          CAPITAL
                RETURN INCOME GAINS NET ASSET VALUE INCREASE Class A Shares 16.54% $0.09 $2.33 $20.08 to $20.58 = 2%
 Class B Shares 15.82%   $0.02   $2.33     $20.04 to $20.50 = 2%
 Class C Shares 16.35%   $0.02   $2.33     $19.95 to $20.49 = 2%

Remember, as a shareholder, you have two easy ways to increase your opportunity to participate in the growth and earnings of high-quality U.S. corporations. First, you can reinvest your dividends and capital gains automatically in additional shares to help your shares to increase in number through the benefit of quarterly compounding. Second, you can "pay yourself first," by adding to your account on a regular basis through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. Buying shares regularly, (i.e. monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices.+ You can contact your investment representative or Federated Securities Corp. for more information.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 10.12%, 9.61%, and 15.21%, respectively.


Thank you for entrusting a portion of your wealth to Federated Capital Appreciation Fund. We welcome your comments and suggestions.

Sincerely,

Glen R. Johnson
President

June 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.


INVESTMENT REVIEW

[Graphic]

Arthur J. Barry, CFA
Assistant Vice President
Federated Management

[Graphic]

OVERALL, THE FIRST HALF OF THE FUND'S FISCAL YEAR HAS SEEN WEAKNESS AND STRENGTH IN THE STOCK MARKET. WHAT IS YOUR REVIEW OF THE MARKET OVER THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1998?

The fourth quarter of 1997, which includes the beginning of the first half of the fund's fiscal year, will go down on record as a shaky one for the equity markets. Uncertainty over the growth and stability of many Asian economies roiled our equity market. A flight to quality followed which resulted in large-capitalization stocks outperforming the mid- and small-caps. To quantify the results, the Standard & Poor's ("S&P") 500 Index (large-caps) returned 2.87% while the S&P 400 Mid Cap Index (mid-caps) rose 0.83% and the S&P 600 Small Cap Index (small-caps) fell 3.10%.* Fear of deflation brought interest rates down and boosted financial stocks.

In contrast, the S&P 500 Index returned 13.90% in the first quarter of 1998 alone -- historically, a year's worth of returns -- with a year-to-date return of 15.10% as of April 30, 1998. Again, large-caps outpaced the returns of mid- and small-caps over both time frames. The market did not seem to believe Asia's economic troubles would impact U.S. domiciled companies, or it at least decided to look beyond the Asian impact, thinking it would be a short-term event. U.S. exports to Asia represent 3% of domestic Gross Domestic Product, so the downturn is palatable by U.S. multinationals. It is important to note that lower raw material costs for these companies could result in expanding margins and offset slowing revenue growth. We have seen the price of imports fall over the last several months, especially for capital goods.

Interest rates had a muted influence on the market as the 30-year U.S. Treasury bond began and ended the quarter slightly under 6.00%.

Following the historical pattern, cyclical stocks outperformed consumer staples. Among the strongest performing industries were communication equipment, software, retail, and home building. Tobacco and energy-related industries were the worst performing sectors. Earnings shortfalls were particularly concentrated in the technology sector with the majority blaming Asia as the culprit.

* The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 400 Mid Cap Index is a capitalization weighted index that measures the performance of the mid-range of the U.S. stock market. The S&P 600 Small Cap Index is a capitalization weighed index that measures the performance of selected U.S. stocks with a small market capitalization. These indices are unmanaged, and investments cannot be made in an index.

[Graphic]

HOW DID FEDERATED CAPITAL APPRECIATION FUND PERFORM FOR ITS SHAREHOLDERS FOR THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1998?

For the six-month reporting period, the fund's Class A, B, and C Shares produced total returns of 16.54%, 15.82%, and 16.35%, respectively, based on net asset value.** The fund's performance was competitive with the 17.31% total return of the Lipper Growth Funds Average while outperforming the 12.84% total return of the Lipper Capital Appreciation Funds Average for the same six-month reporting period.+ The fund's performance, however, did trail the 22.47% six-month return of the S&P 500 Index.

[Graphic]

WHAT INDUSTRY SECTORS ARE YOU UNDERWEIGHTING AND OVERWEIGHTING IN THE FUND?

The biggest drag on the fund's performance early in the first half of the fiscal year was oil service-related stocks in which the fund was overweight; this position was subsequently trimmed. We continue to like the risk/reward of oil service stocks, but are cautious due to falling oil prices. To boost the defensiveness of the fund, we increased our exposure to utilities. The underweight in technology and overweight in finance were net positives for the fund in the fourth quarter of 1997.

Despite the economy showing strength, we believe inflation will remain subdued, especially if oil prices stay at depressed levels. We anticipate oil prices will rebound over the course of the year, but not enough to reignite inflation. Going forward, we expect more muted performance from cyclical stocks. The basic industry sector has and should continue to concern investors, again due to the Asian crisis. Therefore, we are being selective and avoiding commodity exposure in this sector.

** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 10.12%, 9.61%, and 15.21%, respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

[Graphic]

WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES?

Our recent purchases include the following:

ALLIED WASTE (0.88% of assets): Allied is a fast-growing company in the waste hauling industry. The company's growth could accelerate due to the merger between U.S. Waste and WMX Technologies. To get regulatory approval, the combined company will have to divest properties. Allied will be one of the few buyers of these divested properties.

DOLLAR TREE (1.02% of assets): Dollar Tree is a fast-growing operator of stores that concentrates on the $1 price point. Its competitors in this arena have drifted away from this price point and have become more like generic discount stores. The company achieves superior returns on capital because it designs products to achieve certain gross margins on every item it sells.

JACOR COMMUNICATIONS (0.97% of assets): Jacor is a large acquirer and operator of radio stations. The radio industry has consolidated, and larger operators are more sophisticated, thus achieving higher margins. Jacor, in particular, has acquired many "sticks" (low margin stations) which should provide for a few years of margin expansion.

MONTANA POWER (1.05% of assets): Montana Power, an electric utility, is an asset play. The company has run fiber optic cable through its territory, and the demand for this cable is growing due to the Internet. Montana trades at the same multiple as its peers despite its potential for superior earnings growth.

PACIFIC GATEWAY EXCHANGE (1.08% of assets): Pacific Gateway is a fast-growing company in international long-distance service. The company currently has operating agreements in 26 countries which allows it to carry traffic for second-tier, long-distance companies. Once Europe's long-distance market is deregulated in 1998, Pacific Gateway will be a beneficiary of the increased competition.

PREMIER PARKS (1.28% of assets): Parks' business strategy is to acquire neglected, under-marketed theme parks and operate them for higher margins. Through its recent acquisition of Six Flags from Time Warner, they have become the second largest theme park operator in the country. Premier Parks will use Warner Brothers characters in some of its current parks, which should drive up attendance and margins.

UNITED RENTALS (1.00% of assets): The former management team of United Waste has turned its attention to consolidating the construction equipment rental market. The team has proven its ability in the waste hauling industry and has a solid business plan for consolidating this fragmented industry.

U.S. SURGICAL (0.89% of assets): U.S. Surgical is transforming itself into a leader in the field of minimally invasive surgery. The company's valuation has become very cheap while this transformation takes place due to the risk involved. We have confidence that the company's management can accomplish this task, as it has historically demonstrated exceptional new product development skills.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF APRIL 30, 1998, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

                                   PERCENTAGE OF
 NAME                                NET ASSETS
 Morgan Stanley, Dean Witter & Co.         1.95%
 SmithKline Beecham Corp., ADR             1.55%
 Chase Manhattan Corp.                     1.50%
 Bristol-Myers Squibb Co.                  1.50%
 CIGNA Corp.                               1.46%
 General Electric Co.                      1.40%
 DST Systems, Inc.                         1.35%
 Travelers Group, Inc.                     1.35%
 Tyco International, Ltd.                  1.29%
 Premier Parks, Inc.                       1.28%
    TOTAL                                 14.63%

                       PERCENTAGE OF  PERCENTAGE OF
 SECTOR                  NET ASSETS   S&P 500 INDEX
 Finance                       18.1%          16.3%
 Technology                    15.1%          15.2%
 Utilities                      9.6%           9.5%
 Services                       9.2%           4.8%
 Consumer Non-Durables          8.9%          10.9%
 Producer Manufacturing         7.4%           7.7%
 Health Care                    6.9%          11.3%
 Retail Trade                   6.7%           4.6%
 Energy/Minerals                6.6%           8.9%
 Basic Industry                 4.3%           5.5%
 Consumer Durables              2.6%           3.4%
 Transportation                 2.1%           1.4%

[Graphic]

AS WE REACH MID-YEAR, WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET?

I am cautiously bullish, with an emphasis on "cautiously." The economy has been strong, interest rates benign, and consumer confidence high. These factors have bolstered the stock market. For the market to remain strong, however, this Nirvana needs to continue. Any perception of a change in this outlook should cause investors to realize profits.

[Graphic]

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED CAPITAL APPRECIATION FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $22,000 IN THE CLASS A SHARES OF FEDERATED CAPITAL APPRECIATION FUND ON 1/1/77, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $429,756 ON 4/30/98. YOU WOULD HAVE EARNED A 14.95%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 38.58%, 18.57%, and 15.68%, respectively. Class B Shares' average annual 1-year and since inception (1/4/96) total returns were 39.64% and 25.08%, respectively. Class C Shares' average annual 1-year and since inception (1/4/96) total returns were 44.62% and 26.73%, respectively.**

"Graphic representation "A1" omitted.  See Appendix."

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total returns stated take into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED CAPITAL APPRECIATION FUND

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 21 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $155,616.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Capital Appreciation Fund on 1/1/77, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $22,000 but your account would have reached a total value of $155,616* by 4/30/98. You would have earned an average annual total return of 15.63%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work!

"Graphic representation "A2" omitted.  See Appendix."

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED CAPITAL APPRECIATION FUND
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child. On April 30, 1988, they invested $5,000 in the Class A Shares of Federated Capital Appreciation Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $96,283. This represents a 17.00% average annual total return. For the Rices, a dedicated program of monthly investment really paid off.

"Graphic representation "A3" omitted.  See Appendix."

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 1998 (UNAUDITED)

   SHARES                                                                       VALUE
 COMMON STOCKS--87.4%
                     BASIC INDUSTRY--4.3%
              30,000 Carpenter Technology Corp.                           $     1,741,875
              46,000 Goodrich (B.F.) Co.                                        2,475,375
              60,000 Sigma-Aldrich Corp.                                        2,392,500
              36,000 Southdown, Inc.                                            2,547,000
                      Total                                                     9,156,750
                     CONSUMER DURABLES--2.6%
              38,000 Aeroquip-Vickers, Inc.                                     2,415,375
              13,800 M.D.C. Holdings, Inc.                                        237,188
              47,000 Mattel, Inc.                                               1,800,688
              45,000 Sunbeam Corp.                                              1,130,625
                      Total                                                     5,583,876
                     CONSUMER NON-DURABLES--7.6%
              20,000 Avon Products, Inc.                                        1,643,750
              28,000 Dean Foods Co.                                             1,312,500
              72,300 Dial Corp.                                                 1,762,313
              25,000 (a)International Home Foods, Inc.                            750,000
              32,000 Interstate Bakeries Corp.                                  1,014,000
              14,400 (a)Keebler Foods Co.                                         410,400
              56,000 PepsiCo, Inc.                                              2,222,500
              45,000 Philip Morris Cos., Inc.                                   1,679,075
              52,900 RJR Nabisco Holdings Corp.                                 1,471,281
              57,200 (a)Rayovac Corp.                                           1,329,900
              37,000 Schweitzer-Mauduit International, Inc.                     1,230,250
              20,000 (a)Tommy Hilfiger Corp.                                    1,220,000
                      Total                                                    16,045,969
                     ENERGY/MINERALS--5.4%
              54,000 (a)BJ Services Co.                                         2,025,000

FEDERATED CAPITAL APPRECIATION FUND

   SHARES                                                                       VALUE
COMMON STOCKS--CONTINUED
                     ENERGY/MINERALS--CONTINUED
              23,733 British Petroleum Co. PLC, ADR                       $     2,242,769
              39,000 (a)Friede Goldman International, Inc.                      1,569,750
              27,000 Mobil Corp.                                                2,133,000
              19,400 Pennzoil Co.                                               1,242,813
              55,000 Sun Co., Inc.                                              2,224,063
                      Total                                                    11,437,395
                     FINANCE--18.1%
              60,000 Ace, Ltd.                                                  2,272,500
              23,000 Allstate Corp.                                             2,213,750
              10,000 American Express Co.                                       1,020,000
              27,500 (a)Annunity & Life Re Ltd.                                   656,563
              15,000 CIGNA Corp.                                                3,104,054
              23,000 Chase Manhattan Corp.                                      3,186,938
              15,000 Citicorp                                                   2,257,500
              33,000 Conseco, Inc.                                              1,637,625
              58,300 Equity Office Properties Trust                             1,657,906
              26,000 Executive Risk, Inc.                                       1,733,875
              40,000 Hartford Life, Inc., Class A                               1,977,500
              11,200 Heller Financial, Inc.                                       302,400
              52,290 Morgan Stanley, Dean Witter & Co.                          4,124,374
              48,000 Nationwide Financial Services, Inc., Class A               2,082,000
              16,000 Progressive Corp., Ohio                                    2,167,000
              52,500 (a)Security Capital Group, Inc.                            1,588,125
              46,599 Travelers Group, Inc.                                      2,851,276
              29,000 Vesta Insurance Group, Inc.                                1,642,125
               5,000 Wells Fargo & Co.                                          1,842,500
                      Total                                                    38,318,011


FEDERATED CAPITAL APPRECIATION FUND
   SHARES                                                                       VALUE
 COMMON STOCKS--CONTINUED
                     HEALTH CARE--6.9%
              20,000 American Home Products Corp.                         $     1,862,500
              30,000 (a)Amgen, Inc.                                             1,788,750
              35,000 Baxter International, Inc.                                 1,940,313
              30,000 Bristol-Myers Squibb Co.                                   3,176,250
              60,000 (a)MedPartners, Inc.                                         615,000
              55,000 Smithkline Beecham Corp., ADR                              3,275,938
              60,000 U.S. Surgical Corp.                                        1,890,000
                      Total                                                    14,548,751
                     PRODUCER MANUFACTURING--7.4%
              25,000 (a)EVI, Inc.                                               1,331,250
              35,000 General Electric Co.                                       2,979,375
              70,000 HON Industries, Inc.                                       2,240,000
              45,000 Parker-Hannifin Corp.                                      2,008,125
              31,000 Textron, Inc.                                              2,425,750
              50,000 Tyco International, Ltd.                                   2,725,000
              18,000 Xerox Corp.                                                2,043,000
                      Total                                                    15,752,500
                     RETAIL TRADE--5.6%
              49,000 (a) Borders Group, Inc.                                    1,574,125
              16,000 Dayton-Hudson Corp.                                        1,397,000
              40,000 (a)Dollar Tree Stores, Inc.                                2,170,000
              32,000 Home Depot, Inc.                                           2,228,000
             117,000 (a)Officemax, Inc.                                         2,201,063
              58,000 (a)Proffitts, Inc.                                         2,305,500
                      Total                                                    11,875,688
                     SERVICES--5.7%
              67,500 (a)Allied Waste Industries, Inc.                           1,856,250
              36,000 (a)Jacor Communications, Inc., Class A                     2,047,500

FEDERATED CAPITAL APPRECIATION FUND

  SHARES                                                                       VALUE
 COMMON STOCKS--CONTINUED
                     SERVICES--CONTINUED
              90,000 (a)Newpark Resources, Inc.                   $             2,165,625
              17,000 Omnicom Group, Inc.                                          805,375
              12,500 (a)Premier Parks, Inc.                                       695,313
              84,402 (a)TCI Ventures Group, Class A                             1,376,808
              62,000 (a)United Rentals, Inc.                                    2,135,125
              52,500 (a)Ziff-Davis, Inc.                                          945,000
                      Total                                                    12,026,996
                     TECHNOLOGY--14.2%
              18,000 (a)America Online, Inc.                                    1,440,000
              30,000 (a)CIENA Corp.                                             1,672,500
              21,000 (a)Citrix Systems Inc.                                     1,304,625
              23,000 Computer Associates International, Inc.                    1,346,938
              75,200 (a)Creative Technology Ltd.                                1,541,600
              62,500 (a)Cymer, Inc.                                             1,394,531
              52,000 (a)DST Systems, Inc.                                       2,866,500
              25,000 (a)Dell Computer Corp.                                     2,018,750
              23,000 Intel Corp.                                                1,858,688
              17,000 Lockheed Martin Corp.                                      1,893,375
              31,000 Lucent Technologies, Inc.                                  2,359,875
              74,000 (a)Mastech Corp.                                           1,961,000
              10,900 (a)Metromedia Fiber Network, Inc.                            336,538
              25,000 (a)Microsoft Corp.                                         2,253,125

FEDERATED CAPITAL APPRECIATION FUND

 SHARES OR
  PRINCIPAL
   AMOUNT                                                                       VALUE
 COMMON STOCKS--CONTINUED
                     TECHNOLOGY--CONTINUED
             110,000 (a)Sequent Computer System, Inc.            $              2,158,750
              43,000 (a)Sportsline USA, Inc.                                    1,515,750
              32,000 (a)Tellabs, Inc.                                           2,268,000
                      Total                                                    30,190,545
                     UTILITIES--9.6%
              41,000 CMS Energy Corp.                                           1,791,188
              36,900 Enron Corp.                                                1,815,019
              47,000 Entergy Corp.                                              1,169,125
              39,800 (a)IXC Communications, Inc.                                1,985,025
              40,000 K N Energy, Inc.                                           2,347,500
              48,000 MCI Communications Corp.                                   2,415,000
              60,000 Montana Power Co.                                          2,231,250
              40,000 (a)Pacific Gateway Exchange, Inc.                          2,280,000
              65,000 (a)Tele-Communications, Inc., Class A                      2,096,250
              70,000 Williams Cos., Inc. (The)                                  2,213,750
                      Total                                                    20,344,107
                      TOTAL COMMON STOCKS (IDENTIFIED COST $123,900,292)      185,280,588
 CORPORATE BONDS--3.7%
                     ENERGY MINERALS--1.2%
 $         1,790,000 Diamond Offshore Drilling, Inc., Conv. Bond, 3.75%,        2,461,304
                     2/15/2007
                     RETAIL TRADE--1.1%
           3,550,000 Costco Cos., Inc., Conv. Bond, 8/19/2017                   2,334,906
                     SERVICES--0.5%
           1,060,000 (b)Omnicom Group, Inc., Conv. Bond, 2.25%, 1/6/2013        1,209,725
                     TECHNOLOGY--0.9%
           1,300,000 (b)Solectron Corp., Conv. Bond, 6.00%, 3/1/2006            1,892,605
                      TOTAL CORPORATE BONDS (IDENTIFIED COST $6,225,047)        7,898,540

FEDERATED CAPITAL APPRECIATION FUND

  SHARES OR
  PRINCIPAL
   AMOUNT                                                                       VALUE
 PREFERRED STOCKS--6.4%
                     CONSUMER NON-DURABLES--1.3%
              17,800 Ralston Purina Co., SAILS, $1.08                     $     1,083,575
              32,500 (b)Suiza Foods Corp., Conv. Pfd., $2.75                    1,614,080
                      Total                                                     2,697,655
                     SERVICES--3.0%
              20,000 Cendant Corp., Conv. Pfd., $.94                              823,750
             143,200 Hollinger International Publishing, Inc., Conv.            1,924,250
                     Pfd., $.95
              36,000 Premier Parks, Inc., Conv. Pfd., $4.05                     2,025,000
              43,000 Snyder Communications, Inc., STRYPES, $1.68                1,666,250
                      Total                                                     6,439,250
                     TRANSPORTATION--2.1%
              36,000 CNF Transportation, Inc., Conv. Pfd., Series A,            2,097,000
                     $2.50
              10,000 Continental Airlines, Inc., Conv. Pfd., $4.25              1,241,080
              18,800 (b)Union Pacific Corp., Conv. Pfd., $3.13                    992,433
                      Total                                                     4,330,513
                      TOTAL PREFERRED STOCKS (IDENTIFIED COST                  13,467,418
                      $11,798,215)
 (C)REPURCHASE AGREEMENT--4.3%
 $         9,205,000 BT Securities Corp., 5.53%, dated 4/30/1998, due
                     5/1/1998
                     (AT AMORTIZED COST)                                        9,205,000
                      TOTAL INVESTMENTS (IDENTIFIED COST $151,128,554)(D)     $215,851,546

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At April 30, 1998, these securities amounted to $5,708,843 which represents 2.7% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $151,128,554. The net unrealized appreciation of investments on a federal tax basis amounts to $64,722,992 which is comprised of $67,499,075 appreciation and $2,776,083 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($211,922,155) at April 30, 1998.

The following acronyms are used throughout this portfolio:

ADR --American Depository Receipt

PLC --Public Limited Company

SAILS --Stock Appreciation Income Linked Security

STRYPES --Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified cost $151,128,554)            $  215,851,546
 Cash                                                                                        58,270
 Income receivable                                                                          235,797
 Receivable for shares sold                                                                 704,996
   Total assets                                                                         216,850,609
 LIABILITIES:
 Payable for investments purchased                                        $ 4,806,376
 Payable for shares redeemed                                                    8,295
 Payable for taxes withheld                                                     5,608
 Accrued expenses                                                             108,175
   Total liabilities                                                                      4,928,454
 NET ASSETS for 10,307,930 shares outstanding                                        $  211,922,155
 NET ASSETS CONSIST OF:
 Paid in capital                                                                     $  138,191,770
 Net unrealized appreciation of investments                                              64,722,992
 Accumulated net realized gain on investments                                             8,934,753
 Undistributed net investment income                                                         72,640
   Total Net Assets                                                                  $  211,922,155
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($166,337,499 / 8,084,266 shares outstanding)                     $20.58
 Offering Price Per Share (100/94.50 of $20.58)*                                             $21.78
 Redemption Proceeds Per Share (100.00/100 of $20.58)**                                      $20.58
 CLASS B SHARES:
 Net Asset Value Per Share ($40,335,816 / 1,967,486 shares outstanding)                      $20.50
 Offering Price Per Share (100/100.00 of $20.50)*                                            $20.50
 Redemption Proceeds Per Share (94.50/100 of $20.50)**                                       $19.37
 CLASS C SHARES:
 Net Asset Value Per Share ($5,248,840 / 256,178 shares outstanding)                         $20.49
 Offering Price Per Share (100/100.00 of $20.49)*                                            $20.49
 Redemption Proceeds Per Share (99.00/100 of $20.49)**                                       $20.29

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $7,899)                                $     1,232,243
 Interest                                                                                   382,613
    Total income                                                                          1,614,856
 EXPENSES:
 Investment advisory fee                                              $     683,640
 Administrative personnel and services fee                                   91,740
 Custodian fees                                                               7,559
 Transfer and dividend disbursing agent fees and expenses                    70,116
 Directors'/Trustees' fees                                                    2,366
 Auditing fees                                                                6,910
 Legal fees                                                                   1,584
 Portfolio accounting fees                                                   40,204
 Distribution services fee--Class B Shares                                  106,425
 Distribution services fee--Class C Shares                                   13,451
 Shareholder services fee--Class A Shares                                   187,921
 Shareholder services fee--Class B Shares                                    35,475
 Shareholder services fee--Class C Shares                                     4,484
 Share registration costs                                                    40,390
 Printing and postage                                                        19,112
 Insurance premiums                                                           2,374
 Taxes                                                                        3,183
 Miscellaneous                                                                2,753
    Total expenses                                                        1,319,687
 Waivers --
    Waiver of investment advisory fee                                      (48,251)
       Net expenses                                                                       1,271,436
           Net investment income                                                            343,420
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                         8,871,705
 Net change in unrealized appreciation of investments                                    18,808,999
    Net realized and unrealized gain on investments                                      27,680,704
       Change in net assets resulting from operations                               $    28,024,124

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

                                   SIX MONTHS
                                   ENDED YEAR
                                                                        (UNAUDITED)       ENDED
                                                                         APRIL 30,     OCTOBER, 31,
                                                                           1998            1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                $      343,420 $    1,104,101
 Net realized gain (loss) on investments ($8,871,705 and $20,327,687,
 respectively, as computed for federal tax purposes)                       8,871,705     20,317,712
 Net change in unrealized appreciation/depreciation                       18,808,999     18,103,419
   Change in net assets resulting from operations                         28,024,124     39,525,232
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Class A Shares                                                          (682,978)      (745,779)
   Class B Shares                                                           (23,333)             --
   Class C Shares                                                            (4,448)             --
 Distributions from net realized gains
   Class A Shares                                                       (17,245,708)    (6,319,819)
   Class B Shares                                                        (2,692,221)      (426,677)
   Class C Shares                                                          (311,507)       (48,727)
     Change in net assets resulting from distributions to               (20,960,195)    (7,541,002)
     shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                             33,140,033     35,687,762
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                    9,235,282      2,769,618
   Cost of shares redeemed                                               (9,942,484)   (13,899,390)
     Change in net assets resulting from share transactions               32,432,831     24,557,990
       Change in net assets                                               39,496,760     56,542,220
 NET ASSETS:
 Beginning of period                                                     172,425,395    115,883,175
 End of period (including undistributed net investment income of
 $72,640 and $439,979, respectively)                                  $  211,922,155 $  172,425,395

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)**

                    SIX MONTHS
                      ENDED       YEAR          PERIOD
                   (UNAUDITED)    ENDED          ENDED
                    APRIL 30,    OCTOBER 31,   OCTOBER 31,                         YEAR ENDED DECEMBER 31,(A)
                       1998        1997         1996(B)   1995     1994     1993      1992     1991     1990     1989
 NET ASSET VALUE,
 BEGINNING OF           $20.08     $16.17        $14.60   $11.47  $11.90     $10.97   $10.28   $ 8.43   $ 9.16   $ 8.34
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment          0.05       0.09          0.04     0.18    0.20       0.19     0.23     0.19     0.24     0.23
  income
  Net realized and
  unrealized gain
  (loss)
  on investments          2.87       4.85          1.89     4.07  (0.24)       1.05     0.92     2.11   (0.64)     1.22
  Total from
  investment              2.92       4.94          1.93     4.25  (0.04)       1.24     1.15     2.30   (0.40)     1.45
  operations
 LESS DISTRIBUTIONS
  Distributions
  from net
  investment            (0.09)     (0.11)         (0.03)   (0.18)  (0.19)     (0.19)   (0.23)   (0.19)   (0.25)   (0.22)
  income
  Distributions
  from net
  realized gain on
  investments           (2.33)     (0.92)         (0.33)   (0.94)  (0.20)     (0.12)   (0.23)   (0.26)   (0.08)   (0.41)
  Total                 (2.42)     (1.03)         (0.36)   (1.12)  (0.39)     (0.31)   (0.46)   (0.45)   (0.33)   (0.63)
  distributions
 NET ASSET VALUE,
 END OF PERIOD          $20.58     $20.08        $16.17   $14.60  $11.47     $11.90   $10.97   $10.28   $ 8.43   $ 9.16
 TOTAL RETURN(C)        16.54%     32.10%         13.36%   37.17%  (0.30%)    11.31%   11.38%   27.42%   (4.43%)  17.58%
 RATIOS TO AVERAGE
 NET ASSETS
  Expenses              1.26%*      1.23%          1.23%*    1.08%   1.15%      1.15%    1.11%    1.12%    1.07%    1.13%
  Net investment        0.51%*      0.85%          0.31%*    1.29%   1.63%      1.59%    2.13%    1.97%    2.76%    2.45%
  income
  Expense waiver/
  reimbursement(d)      0.05%*      0.07%          0.27%*    0.15%    --       --        --       --        --      --
 SUPPLEMENTAL DATA
  Net assets, end
  of
  period (000         $166,337   $148,175      $108,804  $98,200  $81,377   $88,949  $91,551  $90,503   $79,114 $95,422
  omitted)
  Average
  commission
  rate paid(e)         $0.0527    $0.0515         0.0012     --       --       --        --       --       --       --
  Portfolio                33%        85%             79%      81%     23%        26%      47%      54%      61%      41%
  turnover

* Computed on an annualized basis.
** All prior year amounts have been restated for a 6-for-1 stock split effective as of October 29, 1997.
(a) Amounts presented prior to January 1, 1996 represents results of operations for Federated Exchange Fund, Ltd.
(b) Reflects operations for the period from January 1, 1996 (start of business) to October 31, 1996.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)**

                                                             SIX MONTHS
                                                                ENDED        YEAR         PERIOD
                                                             (UNAUDITED)     ENDED         ENDED
                                                              APRIL 30,   OCTOBER 31,   OCTOBER 31,
                                                                1998         1997         1996(D)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $20.04       $16.12        $14.70
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                           (0.02)         0.12         (0.04)(e)
  Net realized and unrealized gain (loss) on investments           2.83          4.72          1.80
  Total from investment operations                                 2.81          4.84          1.76
 LESS DISTRIBUTIONS
  Distributions from net investment income                        (0.02)          --          (0.01)
  Distributions from net realized gain on investments             (2.33)        (0.92)        (0.33)
  Total distributions                                             (2.35)        (0.92)        (0.34)
 NET ASSET VALUE, END OF PERIOD                                  $20.50        $20.04        $16.12
 TOTAL RETURN(A)                                                  15.82%        31.65%        12.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                        2.01%*         1.98%         1.98%*
  Net investment income                                          (0.25)%*        0.07%        (0.36)%*
  Expense waiver/reimbursement(b)                                 0.05%*         0.06%         0.27%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                      $40,336        $21,636        $6,369
  Average commission rate paid(c)                              $0.0527        $0.0515       $0.0012
  Portfolio turnover                                               33%             85%           79%

* Computed on an annualized basis.

** All prior year amounts have been restated for a 6-for-1 stock split effective as of October 29, 1997.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(d) Reflects operations for the period from January 4, 1996 (date of initial public investment) to October 31, 1996.

(e) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)**

                                                              SIX MONTHS
                                                                ENDED         YEAR        PERIOD
                                                             (UNAUDITED)     ENDED         ENDED
                                                              APRIL 30,   OCTOBER 31,   OCTOBER 31,
                                                                 1998         1997        1996(D)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $19.95       $16.13        $14.70
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                           (0.02)        0.13         (0.04)(e)
  Net realized and unrealized gain (loss) on investments           2.91         4.61          1.81
  Total from investment operations                                 2.89         4.74          1.77
 LESS DISTRIBUTIONS
  Distributions from net investment income                        (0.02)         --          (0.01)
  Distributions from net realized gain on investments             (2.33)       (0.92)        (0.33)
  Total distributions                                             (2.35)       (0.92)        (0.34)
 NET ASSET VALUE, END OF PERIOD                                  $20.49       $19.95        $16.13
 TOTAL RETURN(A)                                                  16.35%       30.90%        12.05%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         2.01%*       1.98%         1.98%*
  Net investment income                                           (0.25)%*      0.08%        (0.37)%*
  Expense waiver/reimbursement(b)                                  0.05%*       0.06%         0.27%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                        $5,249       $2,614          $710
  Average commission rate paid(c)                               $0.0527      $0.0515       $0.0012
  Portfolio turnover                                                33%          85%            79%

* Computed on an annualized basis.

** All prior year amounts have been restated for a 6-for-1 stock split effective as of October 29, 1997.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(d) Reflects operations for the period from January 4, 1996 (date of initial public investment) to October 31, 1996.

(e) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a Diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers 3 classes of shares: Class A Shares, Class B, Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation. Effective January 3, 1996, the Fund added Class B Shares and Class C Shares.

All prior year per share amounts have been restated to reflect the 6-for-1 stock split effective October 29, 1997.

Pursuant to the terms of the merger agreement dated October 10, 1995, shareholders of Federated Exchange Fund, Ltd. agreed to acquire shares of the Fund, effective January 2, 1996. As part of the transaction, 1,121,204 Class A Shares of the Fund were issued in exchange for all the assets of the Federated Exchange Fund, Ltd., which amounted to $98,200,258. The shares issued as a result of this transaction represented substantially all of the Funds outstanding shares as of the transaction date. Due to this, and due to similarities in investment objectives and policies between the Fund and Federated Exchange Fund, Ltd., the historical performance of Federated Exchange Fund, Ltd. prior to January 2, 1996, has been incorporated into the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid costs upon such resales. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at April 30, 1998 is as follows:

 SECURITY                                  ACQUISITION DATE    ACQUISITION COST
 Omnicom Group, Inc., Convertible Bond        12/4/1997          $1,060,000
 Solectron Corp., Convertible Bond            1/17/1997           1,469,000
 Suiza Foods Corp., Convertible Preferred     3/19/1998           1,625,000
 Union Pacific Corp., Convertible             3/27/1998             940,000
 Preferred

CHANGE IN FISCAL YEAR -- The fund has changed its fiscal year-end from December 31, to October 31, beginning January 2, 1996.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


                                                    SIX MONTHS ENDED               YEAR ENDED
                                                     APRIL 30, 1998             OCTOBER 31, 1997
 CLASS A SHARES                               SHARES         AMOUNT       SHARES         AMOUNT
 Shares sold                                   737,875     $14,198,615   6,341,131     $ 19,684,007
 Shares issued to shareholders in payment
 of distributions declared                     361,089       6,396,984      23,951        2,319,203
 Shares redeemed                             (392,999)     (7,529,815)   (108,343)     (11,482,142)
  Net change resulting from
  Class A Shares transactions                  705,965 $    13,065,784   6,256,739 $     10,521,068


                                                    SIX MONTHS ENDED               YEAR ENDED
                                                     APRIL 30, 1998             OCTOBER 31, 1997
 CLASS B SHARES                               SHARES         AMOUNT       SHARES         AMOUNT
 Shares sold                                   845,468 $    16,442,809   1,030,943 $     14,045,085
 Shares issued to shareholders in payment
 of distributions declared                     144,437       2,549,317       4,486          407,033
 Shares redeemed                             (102,114)     (1,987,508)    (21,597)      (1,992,700)
  Net change resulting from
  Class B Shares transactions                  887,791 $    17,004,618   1,013,832 $     12,459,418


                                                   SIX MONTHS ENDED                YEAR ENDED
                                                    APRIL 30, 1998              OCTOBER 31, 1997
 CLASS C SHARES                               SHARES         AMOUNT       SHARES         AMOUNT
 Shares sold                                   132,237 $     2,498,610     126,956 $      1,958,669
 Shares issued to shareholders in payment
 of distributions declared                      16,382         288,980         451           43,383
 Shares redeemed                              (23,457)       (425,161)     (3,725)        (424,548)
  Net change resulting from
  Class C Shares transactions                  125,162 $     2,362,429     123,682 $      1,577,504
   Net change resulting from
   share transactions                        1,718,918 $    32,432,831   7,394,253 $     24,557,990

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The advisor can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                              PERCENTAGE OF
                             AVERAGE DAILY
 SHARE CLASS NAME          NET ASSETS OF CLASS
  Class A Shares                0.25%
  Class B Shares                0.75%
  Class C Shares                0.75%

For the six months ended April 30, 1998, Class A did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay ("FSS"), up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1998, were as follows:

PURCHASES              $70,720,363

SALES                  $47,900,201


TRUSTEES

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts


OFFICERS

John F. Donahue

Chairman

Glen R. Johnson

President

J. Christopher Donahue

Executive Vice President

Edward C. Gonzales

Executive Vice President

John W. McGonigle

Executive Vice President,
Treasurer, and Secretary

Richard B. Fisher

Vice President

Matthew S. Hardin

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314172701
Cusip 314172800
Cusip 314172883
G01649-05 (6/98)




[Graphic]

Federated Aggressive Growth Fund

1ST SEMI-ANNUAL REPORT
APRIL 30, 1998

ESTABLISHED 1996

[Graphic]

Dear Shareholder:

Federated Aggressive Growth Fund was created in 1996, and I am pleased to present its first Semi-Annual Report. This report covers the first half of the fund's fiscal year which is the period from November 1, 1997 through April 30, 1998. It begins with a discussion with Keith J. Sabol, Assistant Vice President, Federated Management, who co-manages the fund with Aash M. Shah, Vice President, Federated Management. Following their discussion are two additional items of shareholder interest. First is a complete list of the fund's stock holdings. Second is the publication of the fund's financial statements.

Federated Aggressive Growth Fund pursues aggressive long-term growth by investing in the securities of companies of all sizes that display positive growth characteristics. The fund's portfolio includes common stocks and convertible securities representing 12 key business sectors with many names that you will recognize immediately: Borders Group, Inc., Dell Computer Corp., Ethan Allen Interiors, Inc., HBO & Co., and Morgan Stanley, Dean Witter & Co.

As shown in the share class performance below, this diversified portfolio continued to produce excellent total returns through gains realized from security price appreciation.* For the first half of the fiscal year, the fund's returns outpaced the 12.84% total return of its peer group, the Lipper Capital Appreciation Funds Average.**

                  TOTAL RETURN   CAPITAL GAINS     NET ASSET VALUE INCREASE
 Class A Shares       14.15%       $0.0032         $13.31 to $15.19 = 14%
 Class B Shares       13.74%       $0.0032         $13.27 to $15.09 = 14%
 Class C Shares       13.74%       $0.0032         $13.20 to $15.01 = 14%

* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 7.91%, 8.24%, and 12.76%, respectively.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

While the fund's performance continued to be extremely strong in a favorable economic environment, it is important to remember that, as the past few months have shown, short-term volatility is an inevitable part of stock investing. At times, the volatility can be severe, however, the overall trend of the stock market over history has been upward.

Remember, as a shareholder, you have two easy ways to increase your opportunity to participate in the growth of quality American companies. First, you can reinvest your dividends and capital gains automatically in additional shares to help your shares increase in number through the benefit of compounding. Second, you can "pay yourself first" by investing in the fund through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. Buying shares regularly, (i.e., monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices.+ You can contact your investment representative or Federated Securities Corp. for more information.

Thank you for entrusting a portion of your wealth to Federated Aggressive Growth Fund. We hope you are pleased with your investment's progress, and as always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW

[Graphic]
Keith J. Sabol
Assistant Vice President
Federated Management

[Graphic]
Aash M. Shah, CFA
Vice President
Federated Management

[Graphic]
WHAT IS YOUR APPRAISAL OF THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH WAS BOTH VOLATILE AND REWARDING?

After a weak beginning, the equity market finished strong. Southeast Asian woes were the key driver of the equity markets for the end of 1997. As in most times when the market perceives crisis conditions, equity returns were generally weak and large-cap, blue-chip stocks led. The Standard & Poor's ("S&P") 500 Index rose 2.87% during the fourth quarter of 1997 while the S&P 600 Small Cap Index declined 3.28%.*

After a shaky departure from 1997, 1998 has so far been a good period for investors. The prospect that the impact of the Southeast Asian turmoil on U.S. corporate earnings would be minor--coupled with indications that there would be a slowing in the U.S. economy sufficient to preclude a rate hike by the Federal Reserve Board--drove an impressive rally as the S&P 500 Index returned 15.10% for the first four months of 1998--and 13.90% in the first quarter of 1998 alone. The S&P 600 Small Cap Index was strong but slightly behind, returning 11.72% from January 1, 1998 through April 30, 1998.

[Graphic]
HOW DID FEDERATED AGGRESSIVE GROWTH FUND PERFORM FOR ITS SHAREHOLDERS FOR THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1998 COMPARED TO THE LIPPER CAPITAL APPRECIATION FUNDS AVERAGE?

The fund continued to perform well. For the six-month reporting period, Class A, B, and C Shares produced total returns of 14.15%, 13.74%, and 13.74%, respectively, based on net asset value.** These returns all outpaced the 12.84% return of the average capital appreciation fund tracked by the Lipper Capital Appreciation Funds Average.

* The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 600 Small Cap Index is a capitalization weighted index that measures the performance of selected U.S. stocks with a small market capitalization. These indices are unmanaged, and investments cannot be made in an index.

** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 7.91%, 8.24%, and 12.76%, respectively.

[Graphic]
WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF APRIL 30, 1998, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

                                                   PERCENTAGE OF
NAME                                               NET ASSETS
Citrix Systems Inc.                                    1.21%
Dupont Photomasks, Inc.                                1.18%
United Rentals, Inc.                                   1.17%
Mail-Well, Inc.                                        1.15%
Sanmina Corp.                                          1.15%
Xylan Corp.                                            1.13%
Lexmark Intl. Group, Class A                           1.13%
Suiza Foods Corp.                                      1.09%
Micrel, Inc.                                           1.08%
Cooper Cameron Corp.                                   1.07%
    TOTAL                                             11.36%

                                      PERCENTAGE OF         PERCENTAGE OF
 SECTOR                                 NET ASSETS          S&P 500 INDEX
 Technology                                34.2%               14.7%
 Finance                                   10.4%               16.9%
 Energy/Minerals                           10.5%                7.6%
 Services                                   9.0%                5.4%
 Retail Trade                               8.2%                5.2%
 Health Care                                6.9%               11.8%
 Producer Manufacturing                     4.6%                7.6%
 Consumer Non-Durables                      3.6%               10.8%
 Consumer Durables                          3.2%                3.4%
 Transportation                             1.9%                1.2%
 Basic Industry                             1.8%                4.8%
 Utilities                                  0.9%               10.6%

[Graphic]
AS WE APPROACH MID-YEAR, WHAT IS YOUR OUTLOOK FOR THE MARKET?

We continue to be enthusiastic about the fund's prospects for the balance of the year, as valuations have become attractive. Small-cap valuations are at 1990 recession lows on price/sales and price-to-cash flow relative to large caps. Additionally, small-cap "growth" stocks appear cheap relative to small-cap "value" stocks. Pacific Rim financial difficulties are likely to remain the key driver of the markets, at least through the second quarter of 1998. Weakness in Pacific Rim economies will maintain pressure on commodity prices and will probably keep the U.S. in a low inflation period. Low and potentially falling interest rates will be good for financial assets generally, and high duration assets like growth funds in particular. That said, a bias toward lower rates may reflect the consensus view. Current low levels of unemployment cause us to remain vigilant regarding the prospect of inflation on the wage front, just one factor that could induce a Federal Reserve Board interest rate hike.

We continue to believe that earnings expectations and earnings surprises are key drivers of stock price performance. Therefore, we will continue to apply a quantitative "front end" analysis that focuses on these key drivers. From a fundamental standpoint, valuations generally are more appealing within the smaller cap portion of the market.

FEDERATED AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS

APRIL 30, 1998 (UNAUDITED)

  SHARES                                                                                 VALUE
 COMMON STOCKS--95.2%
                    BASIC INDUSTRY--1.8%
             8,000  Millennium Chemicals, Inc.                                     $        287,000
             3,400  Southdown, Inc.                                                         240,550
                     Total                                                                  527,550
                    CONSUMER DURABLES--3.2%
             6,000  Arvin Industries, Inc.                                                  245,625
             5,300  Ethan Allen Interiors, Inc.                                             269,969
            12,500 (a)Fairfield Communities, Inc.                                           292,187
             4,600  The First Years, Inc.                                                   144,900
                     Total                                                                  952,681
                    CONSUMER NON-DURABLES--3.6%
             7,300 (a)American Italian Pasta Co., Class A                                   226,300
            10,600 (a)Nautica Enterprise, Inc.                                              263,675
            12,000 (a)North Face, Inc.                                                      269,250
             5,500 (a)Suiza Foods Corp.                                                     325,875
                     Total                                                                1,085,100
                    ENERGY/MINERALS--10.5%
             7,700 (a)BJ Services Co.                                                       288,750
             4,200  Camco International, Inc.                                               285,075
             6,000 (a)Cliffs Drilling Co.                                                   295,875
             4,800 (a)Cooper Cameron Corp.                                                  318,900
            10,400  ENSCO International, Inc.                                               293,800
             7,700 (a)Friede Goldman International, Inc.                                    309,925
             8,100 (a)Input/Output, Inc.                                                    201,487
            16,500 (a)Key Energy Group, Inc.                                                308,344
             9,400 (a)Pool Energy Services Co.                                              247,925

FEDERATED AGGRESSIVE GROWTH FUND

  SHARES                                                                                 VALUE
 COMMON STOCKS--CONTINUED
                    ENERGY/MINERALS--CONTINUED
            13,000 (a)Trico Marine Services, Inc.                                  $        294,125
            16,800 (a)UTI Energy Corp.                                                      291,900
                     Total                                                                3,136,106
                    FINANCE--10.4%
             8,600 (a)Americredit Corp.                                                     285,412
             6,700 (a)Amresco, Inc.                                                         242,875
             3,850  Amsouth Bancorporation                                                  240,144
             5,200  Conseco, Inc.                                                           258,050
             6,000  Everest Re Holdings, Inc.                                               247,500
             2,400  Executive Risk, Inc.                                                    160,050
             5,500 (a)FIRSTPLUS Financial Group, Inc.                                       266,750
             1,600  Heller Financial, Inc.                                                   43,200
             9,350 (a)Imperial Bancorp                                                      274,072
             3,200  Morgan Stanley, Dean Witter & Co.                                       252,400
            14,000 (a)Signature Resorts, Inc.                                               250,250
            10,100 (a)United Rentals, Inc.                                                  347,819
             6,400  Webster Financial Corp. Waterbury                                       216,800
                     Total                                                                3,085,322
                    HEALTH CARE--6.9%
             6,700 (a)Agouron Pharmaceuticals, Inc.                                         227,800
            14,200 (a)AmeriPath, Inc.                                                       232,525
             8,700 (a)Arterial Vascular Engineering, Inc.                                   307,762
            22,800 (a)Balanced Care Corp.                                                   188,100
            15,800 (a)FPA Medical Management, Inc.                                          197,500
             4,400  HBO & Co.                                                               263,175
             6,100 (a)Medicis Pharmaceutical Corp., Class A                                 260,775

FEDERATED AGGRESSIVE GROWTH FUND

  SHARES                                                                                 VALUE
 COMMON STOCKS--CONTINUED
                    HEALTH CARE--CONTINUED
             4,800 (a)Parexel International Corp.                                  $        160,800
             6,400 (a)Safeskin Corp.                                                        228,000
                     Total                                                                2,066,437
                    PRODUCER MANUFACTURING--4.6%
             5,300 (a)EVI, Inc.                                                             282,225
            11,400 (a)Halter Marine Group, Inc.                                             206,625
             5,800 (a)Lexmark Intl. Group, Class A                                          335,675
             9,400  Miller Herman, Inc.                                                     283,762
             8,600 (a)Terex Corp.                                                           263,375
                     Total                                                                1,371,662
                    RETAIL TRADE--8.2%
             3,200 (a)1-800 CONTACTS, Inc.                                                   59,600
             6,000 (a)Abercrombie & Fitch Co., Class A                                      267,000
             7,800 (a)Borders Group, Inc.                                                   250,575
             4,900 (a)Buckle, Inc.                                                          248,062
            11,700 (a)Gadzooks, Inc.                                                        307,125
             7,200 (a)Genesco, Inc.                                                         121,950
             4,600 (a)Kohl's Corp.                                                          190,037
             5,900 (a)Mens Wearhouse, Inc.                                                  248,537
             3,300 (a)PC Connections, Inc.                                                   71,569
             6,450 (a)Pacific Sunwear of California                                         284,606
             5,000 (a)Pomeroy Computer Resources                                            127,187
             5,100 (a)Stage Stores, Inc.                                                    262,331
                     Total                                                                2,438,579
                    SERVICES--9.0%
             7,700 (a)AccuStaff, Inc.                                                       276,237
            10,200 (a)Billing Concepts Corp.                                                285,600
             8,205  CKE Restaurants, Inc.                                                   284,098

FEDERATED AGGRESSIVE GROWTH FUND

  SHARES                                                                                 VALUE
 COMMON STOCKS--CONTINUED
                    SERVICES--CONTINUED
            12,000 (a)Career Education Corp.                                       $        273,000
             4,100 (a)Consolidated Graphics, Inc.                                           236,519
            16,800 (a)CulturalAccessWorldwide, Inc.                                         237,300
             7,100 (a)Mail-Well, Inc.                                                       343,462
             8,800 (a)ProBusiness Services, Inc.                                            244,200
             5,150 (a)Robert Half International, Inc.                                       278,744
             5,400 (a)Snyder Communications, Inc.                                           229,500
                     Total                                                                2,688,660
                    TECHNOLOGY--34.2%
             6,700 (a)Advanced Fibre Communications                                         283,912
             6,100 (a)Applied Materials, Inc.                                               220,362
             6,900 (a)Applied Voice Technology, Inc.                                        304,463
             5,000 (a)Aspec Technology, Inc.                                                 69,375
             2,800 (a)BMC Software, Inc.                                                    261,975
             4,800 (a)Baan Co. NV, ADR                                                      213,000
            15,000 (a)Brightpoint, Inc.                                                     292,500
             1,400  Brio Technology, Inc.                                                    15,400
             5,100 (a)CBT Group PLC, ADR                                                    259,463
             4,500 (a)CDnow, Inc.                                                           144,000
             5,600 (a)Cambridge Technology Partners, Inc.                                   292,600
             7,700 (a)Check Point Software Technologies Ltd.                                226,188
             5,800 (a)Citrix Systems Inc.                                                   360,325
             6,600 (a)Computer Horizons Corp.                                               250,388
             4,900 (a)Compuware Corp.                                                       239,488
             5,900 (a)Comverse Technology, Inc.                                             279,513
            10,600 (a)Credence Systems Corp.                                                292,163
            12,900 (a)Cymer, Inc.                                                           287,831
            12,300 (a)DSP Group, Inc.                                                       259,838

FEDERATED AGGRESSIVE GROWTH FUND

  SHARES                                                                                 VALUE
 COMMON STOCKS--CONTINUED
                    TECHNOLOGY--CONTINUED
            10,600 (a)Davox Corp.                                                  $        237,175
             3,500 (a)Dell Computer Corp.                                                   282,625
             6,500 (a)Dupont Photomasks, Inc.                                               352,625
             6,400 (a)Genesis Microchip, Inc.                                                85,600
             7,800 (a)Jabil Circuit, Inc.                                                   273,975
             4,600 (a)Keane, Inc.                                                           231,150
            11,600 (a)Mastech Corp.                                                         307,400
             8,200 (a)Micrel, Inc.                                                          321,850
             6,700 (a)Micromuse, Inc.                                                       149,075
            10,000 (a)Mobius Management Systems, Inc.                                       185,000
            14,000 (a)NeoMagic Corp.                                                        287,875
             6,300 (a)Orbotech, Ltd.                                                        227,588
            10,300 (a)Powerwave Technologies, Inc.                                          194,413
             6,900 (a)RELTEC Corp.                                                          275,138
             3,800 (a)Sanmina Corp.                                                         342,000
             9,600 (a)Sawtek, Inc.                                                          291,600
            12,900 (a)Smart Modular Technologies, Inc.                                      318,469
             7,400 (a)Veeco Instruments, Inc.                                               298,775
             3,000 (a)Verisign, Inc.                                                        115,125
             5,300 (a)Vitesse Semiconductor Corp.                                           305,744
             6,450 (a)Wind River Systems, Inc.                                              223,331
            11,800 (a)Xylan Corp.                                                           335,931
                     Total                                                               10,195,248
                    TRANSPORTATION--1.9%
             6,800  Airborne Freight Corp.                                                  269,450
             7,600  SkyWest, Inc.                                                           307,800
                     Total                                                                  577,250

FEDERATED AGGRESSIVE GROWTH FUND

  SHARES                                                                                 VALUE
 COMMON STOCKS--CONTINUED
                    UTILITIES--0.9%
             8,000 (a)Premiere Technologies, Inc.                                  $        255,000
                     TOTAL INVESTMENTS (IDENTIFIED COST $23,743,523)(B)            $     28,379,595

(a) Non-income producing security.

(b) The cost of investments for federal tax purposes amounts to $23,743,523. The net unrealized appreciation/depreciation of investments on a federal tax basis amounts to $4,636,072 which is comprised of $5,302,073 appreciation and $666,001 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($29,779,956) at April 30, 1998.

The following acronyms are used throughout this portfolio:

ADR --American Depositary Receipt
PLC --Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                 $    28,379,595
 $23,743,523)
 Income receivable                                                                              704
 Receivable for investments sold                                                            685,671
 Receivable for shares sold                                                               1,214,166
 Deferred organizational costs                                                               12,208
    Total assets                                                                         30,292,344
 LIABILITIES:
 Payable to Bank                                                        $239,612
 Payable for investments purchased                                       268,600
 Payable for shares redeemed                                               1,801
 Accrued expenses                                                          2,375
    Total liabilities                                                                       512,388
 NET ASSETS for 1,970,244 shares outstanding                                        $    29,779,956
 NET ASSETS CONSIST OF:
 Paid in capital                                                                    $    25,285,014
 Net unrealized appreciation of investments                                               4,636,072
 Accumulated net realized gain on investments                                                37,444
 Distributions in excess of net investment income                                          (178,574)
    Total net assets                                                                $    29,779,956
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($9,158,265 / 602,816 shares outstanding)                         $15.19
 Offering Price Per Share (100/94.50 of $15.19)*                                             $16.07
 Redemption Proceeds Per Share                                                               $15.19
 CLASS B SHARES:
 Net Asset Value Per Share ($18,207,847 / 1,206,644 shares outstanding)                      $15.09
 Offering Price Per Share                                                                    $15.09
 Redemption Proceeds Per Share (94.50/100 of $15.09)**                                       $14.26
 CLASS C SHARES:
 Net Asset Value Per Share ($2,413,844 / 160,784 shares outstanding)                         $15.01
 Offering Price Per Share                                                                    $15.01
 Redemption Proceeds Per Share (99.00/100 of $15.01)**                                       $14.86

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $180)                                     $    14,639
 Interest                                                                                   10,182
    Total income                                                                            24,821
 EXPENSES:
 Investment advisory fee                                                $    88,825
 Administrative personnel and services fee                                   91,740
 Custodian fees                                                               4,070
 Transfer and dividend disbursing agent fees and expenses                    33,998
 Directors'/Trustees' fees                                                    2,408
 Auditing fees                                                                3,612
 Legal fees                                                                   1,448
 Portfolio accounting fees                                                   37,681
 Distribution services fee--Class B Shares                                   40,259
 Distribution services fee--Class C Shares                                    5,555
 Shareholder services fee--Class A Shares                                     6,935
 Shareholder services fee--Class B Shares                                    13,419
 Shareholder services fee--Class C Shares                                     1,852
 Share registration costs                                                    15,860
 Printing and postage                                                         2,714
 Insurance premiums                                                           2,534
 Taxes                                                                        2,534
 Miscellaneous                                                                2,834
    Total expenses                                                          358,278
 Waivers and reimbursements--
    Waiver of investment advisory fee                       $(88,825)
    Reimbursement of other operating expenses                (67,988)
        Total waivers and reimbursements                                   (156,813)
            Net expenses                                                                   201,465
              Net operating loss                                                          (176,644)
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                           35,578
 Net change in unrealized appreciation of investments                                    3,291,583
    Net realized and unrealized gain on investments                                      3,327,161
        Change in net assets resulting from operations                                 $ 3,150,517

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                   SIX MONTHS
                               ENDED PERIOD ENDED
                                                                    (UNAUDITED)      OCTOBER 31,
                                                                  APRIL 30, 1998       1997(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
  Net operating loss                                            $    (176,644)   $     (67,586)
  Net realized gain on investments ($35,578 and $72,836,
  respectively, as computed for federal tax purposes)                  35,578           72,836
  Net change in unrealized appreciation                             3,291,583        1,344,489
  Change in net assets resulting from operations                    3,150,517        1,349,739
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions in excess of net investment income
  Class A Shares                                                           --           (1,722)
  Class B Shares                                                           --             (165)
  Class C Shares                                                           --              (43)
 Distributions from net realized gains
  Class A Shares                                                       (1,113)              --
  Class B Shares                                                       (1,978)              --
  Class C Shares                                                         (293)              --
    Change in net assets resulting from distributions
    to shareholders                                                    (3,384)          (1,930)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                      19,087,809       15,270,771
 Net asset value of shares issued to shareholders in
 payment of distributions declared                                      3,043              391
 Cost of shares redeemed                                           (4,746,751)      (4,330,249)
  Change in net assets resulting from share transactions           14,344,101       10,940,913
    Change in net assets                                           17,491,234       12,288,722
 NET ASSETS:
 Beginning of period                                               12,288,722               --
 End of period                                                  $  29,779,956    $  12,288,722

(a) For the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS
                                                                     ENDED          PERIOD ENDED
                                                                  (UNAUDITED)        OCTOBER 31,
                                                                 APRIL 30, 1998        1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $13.31           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                    (0.06)           (0.05)
  Net realized and unrealized gain on investments                        1.94             3.37
  Total from investment operations                                       1.88             3.32
 LESS DISTRIBUTIONS
  Distributions in excess of net investment income                         --            (0.01)
 NET ASSET VALUE, END OF PERIOD                                        $15.19           $13.31
 TOTAL RETURN(B)                                                        14.15%           33.21%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                               1.76%*           1.74%*
  Net operating loss                                                    (1.47%)*         (0.96%)*
  Expense waiver/reimbursement(c)                                        1.81%*           8.97%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                              $9,158           $4,148
  Average commission rate paid(d)                                     $0.0387          $0.0380
  Portfolio turnover                                                       45%              97%

* Computed on an annualized basis.

(a) Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS
                                                                     ENDED          PERIOD ENDED
                                                                  (UNAUDITED)        OCTOBER 31,
                                                                 APRIL 30, 1998        1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $13.27           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                    (0.10)           (0.08)
  Net realized and unrealized gain on investments                        1.92             3.35
  Total from investment operations                                       1.82             3.27
 LESS DISTRIBUTIONS
  Distributions in excess of net investment income                         --            (0.00)**
 NET ASSET VALUE, END OF PERIOD                                        $15.09           $13.27
 TOTAL RETURN(B)                                                        13.74%           32.75%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                               2.51%*           2.51%*
  Net operating loss                                                    (2.24%)*         (1.96%)*
  Expense waiver/reimbursement(c)                                        1.75%*           7.25%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                             $18,208           $7,184
  Average commission rate paid(d)                                     $0.0387          $0.0380
  Portfolio turnover                                                       45%              97%

* Computed on an annualized basis.

** Amounts distributed per share do not round to $0.01.

(a) Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS
                                                                     ENDED          PERIOD ENDED
                                                                  (UNAUDITED)        OCTOBER 31,
                                                                 APRIL 30, 1998        1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $13.20            $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                    (0.10)            (0.06)
  Net realized and unrealized gain on investments                        1.91              3.26
  Total from investment operations                                       1.81              3.20
 LESS DISTRIBUTIONS
  Distributions in excess of net investment income                         --             (0.00)**
 NET ASSET VALUE, END OF PERIOD                                        $15.01            $13.20
 TOTAL RETURN(B)                                                        13.74%            32.04%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                               2.51%*            2.53%*
  Net investment income                                                 (2.23%)*          (1.95%)*
  Expense waiver/reimbursement(c)                                        1.78%*            7.23%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                              $2,414              $957
  Average commission rate paid(d)                                     $0.0387           $0.0380
  Portfolio turnover                                                       45%               97%

* Computed on an annualized basis.

** Amounts distributed per share do not round to $0.01.

(a) Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Aggressive Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide appreciation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS --Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS --Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

FEDERAL TAXES --It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS --The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS --The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. For the period ended April 30, 1998, the Fund had realized gains of $15,736 on future contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At April 30, 1998, the Fund had no outstanding futures contracts.

USE OF ESTIMATES --The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER --Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                            SIX MONTHS ENDED          PERIOD ENDED
                                             APRIL 30, 1998        OCTOBER 31, 1997(A)
 CLASS A SHARES                      SHARES         AMOUNT       SHARES           AMOUNT
 Shares sold                          552,795    $  7,459,785     656,969    $  7,390,752
 Shares issued to shareholders in
 payment of distributions declared         77             998          19             184
 Shares redeemed                     (261,636)     (3,378,357)   (345,408)     (3,685,007)
  Net change resulting from
  Class A Shares transactions         291,236    $  4,082,426     311,580    $  3,705,929

                                            SIX MONTHS ENDED         PERIOD ENDED
                                             APRIL 30, 1998      OCTOBER 31, 1997(A)
 CLASS B SHARES                    SHARES         AMOUNT        SHARES           AMOUNT
 Shares sold                          717,968    $  9,769,380     582,846    $  6,793,396
 Shares issued to shareholders in
 payment of distributions declared        138           1,781          17             164
 Shares redeemed                      (52,702)       (716,078)    (41,623)       (458,090)
  Net change resulting from
  Class B Shares transactions         665,404    $  9,055,083     541,240    $   6,335,470

                                            SIX MONTHS ENDED         PERIOD ENDED
                                             APRIL 30, 1998      OCTOBER 31, 1997(A)
 CLASS C SHARES                     SHARES         AMOUNT       SHARES           AMOUNT
 Shares sold                          136,274    $  1,858,644      89,902    $  1,086,623
 Shares issued to shareholders in
 payment of distributions declared         20             264           4              43
 Shares redeemed                      (48,021)       (652,316)    (17,395)       (187,152)
  Net change resulting from
  Class C Shares transactions          88,273    $  1,206,592      72,511    $    899,514
    Net change resulting from
    share transactions              1,044,913    $ 14,344,101     925,331    $ 10,940,913

(a) For the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE --Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Trust. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE --Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE --The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                           PERCENTAGE OF
                              AVERAGE
                         DAILY NET ASSETS
 SHARE CLASS NAME           OF CLASS
 Class A Shares                 0.25%
 Class B Shares                 0.75%
 Class C Shares                 0.75%

For six months ended April 30, 1998, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE --Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES --FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES --FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES --Organizational expenses of $13,192 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the six months ended April 30, 1998, the Fund expensed $1,704 of organizational expenses.

GENERAL --Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998, were as follows:

 PURCHASES                     $21,697,170
 SALES                         $ 8,280,183

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Richard B. Fisher
Vice President

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314172875
Cusip 314172867
Cusip 314172859
G02072-01 (6/98)

[Graphic]




A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from January 1, 1977 to April 30, 1998. The "y" axis is measured in increments of $100,000 ranging from $0 to $500,000 and indicates that the ending value of a hypothetical initial investment of $22,000 in Federated Capital Appreciation Fund's Class A Shares, assuming a 5.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $429,756 on April 30, 1998.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from January 1, 1977 to April 30, 1998. The "y" axis is measured in increments of $25,000 ranging from $0 to $175,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Capital Appreciation Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $155,616 on April 30, 1998.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from April 30, 1988 to April 30, 1998. The "y" axis is measured in increments of $21,000 ranging from $0 to $105,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in Federated Capital Appreciation Fund's Class A Shares would have grown to $96,283 on April 30, 1998.

B1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from August 23, 1984 to April 30, 1998. The "y" axis is measured in increments of $20,000 ranging from $0 to $140,000 and indicates that the ending value of a hypothetical initial investment of $14,000 in the Federated Growth Strategies Fund's Class A Shares, assuming a 5.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $120,717 on April 30, 1998.

B2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from August 23, 1984 to April 30, 1998. The "y" axis is measured in increments of $10,000 ranging from $0 to $60,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Growth Strategies Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $48,975 on April 30, 1998.

B3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from April 30, 1988 to April 30, 1998. The "y" axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in Federated Growth Strategies Fund's Class A Shares would have grown to $92,936 on April 30, 1998.